                              AMENDED AND RESTATED
                       FISCAL AND PAYING AGENCY AGREEMENT

                                      among

                      GENERAL ELECTRIC CAPITAL CORPORATION,
                          GE CAPITAL AUSTRALIA LIMITED,
                      GENERAL ELECTRIC CAPITAL CANADA INC.

                                       and

                 THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)
                                  LONDON BRANCH

              Euro Medium-Term Notes and Other Debt Securities Due
                                9 Months or more
                               from Date of Issue


                  ------------------------------------------

                            Dated as of July 2, 1996

                  ------------------------------------------

                                TABLE OF CONTENTS
                                -----------------


                                                                                                   Page

1.       Appointment of Fiscal and Paying Agent                                                      1
         --------------------------------------
2.       Notes Issuable in Series                                                                    1
         ------------------------
3.       Execution and Authentication of Notes; Date and Denomination of Notes                       5
         ---------------------------------------------------------------------
4.       Exchange and Registration of Transfer of Notes                                              9
         ----------------------------------------------
5.       Payments of Principal, Premium and Interest; Paying Agents                                  11
         ----------------------------------------------------------
6.       Redemption; Sinking Funds; Repayment at the Option of the Holder                            15
         ----------------------------------------------------------------
7.       Mutilated, Destroyed, Stolen or Lost Notes                                                  19
         ------------------------------------------
8.       Events of Default                                                                           20
         -----------------
9.       Additional Payments; Tax Redemption                                                         24
         -----------------------------------
10.      Covenant of the Issuers and the Guarantor                                                   32
         -----------------------------------------
11.      Obligations of the Fiscal and Paying Agent                                                  32
         ------------------------------------------
12.      Maintenance and Resignation of Fiscal and Paying Agent                                      35
         ------------------------------------------------------
13.      Paying Agency                                                                               36
         -------------
14.      Merger, Consolidation, Sale or Conveyance                                                   37
         -----------------------------------------
15.      Meetings of Holders of the Notes                                                            38
         --------------------------------
16.      Consent of Holders                                                                          41
         ------------------
17.      Stamp Taxes                                                                                 41
         -----------
18.      Modifications and Amendments                                                                42
         ----------------------------
19.      Notices to Parties                                                                          43
         ------------------
20.      Notices to and by Holders of the Notes                                                      44
         --------------------------------------

21.      Business Day                                                                                45
         ------------
22.      Central Bank Reporting Requirements                                                         45
         -----------------------------------
23.      Governing Law                                                                               46
         -------------
24.      Consent to Service                                                                          46
         ------------------
25.      Counterparts                                                                                46
         ------------
26.      Inspection of Agreement                                                                     46
         -----------------------
27.      Descriptive Headings                                                                        46
         --------------------
28.      Provisions Binding on Successors                                                            46
         --------------------------------
29.      Official Acts by Successor Corporation                                                      47
         --------------------------------------
30.      Severability                                                                                47
         ------------

                  AMENDED AND RESTATED FISCAL AND PAYING AGENCY AGREEMENT, dated as of July 2, 1996 between GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GE Capital"), GE Capital Australia Limited (ACN 008 562 534), a company organized under the laws of the Australian Capital Territory ("GEC Australia") and General Electric Capital Canada Inc., a Canadian corporation ("GEC Canada") (each an "Issuer" and together the "Issuers") and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), LONDON BRANCH, as Fiscal and Paying Agent (the "Agreement").

                  Pursuant to the Amended and Restated Euro MTN Distribution Agreement dated as of July 2, 1996, among the Issuers (including GE Capital in its capacity as Guarantor of Notes issued by GEC Australia or GEC Canada) and the agents named therein (the "Agents") (as amended from time to time, the "Distribution Agreement"), each Issuer has agreed to issue from time to time its Euro Medium-Term Notes ("Medium Term Notes") and other debt securities ("Other Debt Securities") having maturities from 9 months or more from date of issue (collectively, Medium Term Notes and Other Debt Securities are referred to herein as the "Notes"). The Guarantor has agreed to guarantee Notes issued pursuant to this Agreement by GEC Australia or GEC Canada in the form of the guarantee attached hereto as Exhibit D-1 (the "Guarantee"). Administrative procedures, which have been agreed to by the Issuers (including GE Capital in its capacity as Guarantor of Notes issued by GEC Australia or GEC Canada) and the Agents as of the date hereof, are attached as Exhibit A hereto (such procedures, as amended from time to time pursuant to the Distribution Agreement, are hereinafter referred to as the "Administrative Procedures").

                  1. Appointment of Fiscal and Paying Agent. Each Issuer and (in
                     --------------------------------------
the case of Notes issued by GEC Australia or GEC Canada) the Guarantor hereby appoint The Chase Manhattan Bank (National Association), acting through its London Branch located at Woolgate House, Coleman Street, London EC2P 2HD, England, as the fiscal agent and as the principal paying agent (in such capacities and including any successor Fiscal and Paying Agent appointed hereunder, the "Fiscal and Paying Agent") in respect of the Notes, upon the terms and subject to the conditions stated herein and in the Notes certified from time to time pursuant to Section 2 hereof. The Fiscal and Paying Agent hereby accepts such appointment and agrees, upon such terms and subject to such conditions, to perform its obligations under this Agreement, the Notes certified from time to time pursuant to Section 2 hereof and the Administrative Procedures.

                  2. Notes Issuable in Series. (a) Each Issuer may issue Notes
                     -------------------------
hereunder in one or more series of Notes, each series (a "Series") having identical terms but for authentication date and public offering price; provided
                                                                       --------
that a Series of Notes may comprise Notes in bearer form ("Bearer Notes") and Notes in registered form ("Registered Notes"). Each such Series may contain one or more tranches of Notes, each such tranche (a "Tranche") having identical terms, including authentication date and public offering price; provided that a
                                                                --------
Tranche of Notes may comprise Bearer Notes and Registered Notes.

                  (b) Notes issued hereunder shall be issued pursuant to authority granted by the Board of Directors of the relevant Issuer and (in the case of Notes issued by GEC Australia or GEC Canada) the Guarantor or any duly authorized committee thereof and shall be in such form as shall be certified to the Fiscal and Paying Agent from time to time by any one authorized person, as specified in Section 3(a) hereof.

                  (c) Prior to the issue of the first Tranche of Notes of a Series hereunder, the relevant Issuer and (in the case of Notes issued by GEC Australia or GEC Canada) the Guarantor shall advise the Fiscal and Paying Agent in writing of the following terms which shall be applicable to such Series of Notes (each such set of written instructions shall be provided by such persons as are designated by an Issuer Authorized Representative (as defined in Section 3(a)) from time to time in an incumbency certificate delivered to the Fiscal and Paying Agent and shall hereinafter be referred to as a "Corporate Order"):

                  (1) the title of the Series (which shall distinguish the Notes of such Series from all other Notes), including identifying whether such series will be issued as Medium Term Notes or Other Debt Securities;

                  (2) any limit upon the aggregate principal amount of the Notes of such Series which may be authenticated and delivered under this Agreement (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes of the Series pursuant to Sections 3, 4, 6 and 7);

                  (3) the date or dates on which the principal of and premium, if any, on the Notes of the Series are payable;

                  (4) the rate or rates, or the method of determination thereof, at which the Notes of the Series shall bear interest, if any, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and, in the case of any Registered Note, if other than as set forth in Section 3, the record dates for the determination of holders to whom interest is payable;

                  (5) the place or places where the principal of, and premium, if any, and interest on Notes of the Series shall be payable;

                  (6) the currency in which the Notes of such Series is denominated, which may include U.S. dollars, any foreign currency or any composite of two or more currencies (the "Specified Currency");

                  (7) the currency or currencies in which payments on the Notes of such Series are payable, if other than the Specified Currency;

                  (8) the price or prices at which, the period or periods within which and the terms and conditions upon which the Notes of such Series may be redeemed, in whole or in part, at the option of the relevant Issuer, pursuant to any sinking fund or otherwise;

                  (9) the obligation, if any, of the relevant Issuer or the Guarantor to redeem, purchase or repay the Notes of such Series pursuant to any right to do so contained in the Notes or pursuant to sinking fund or analogous provisions or at the option of a holder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which the Notes of such Series shall be redeemed, purchase or repaid, in whole or in part, pursuant to such obligation;

                  (10) the denominations in which the Notes of such Series shall be issuable, if other than (a) in the case of Registered Notes, 10,000 units of the Specified Currency and integral multiples of 1,000 units of the Specified Currency in excess thereof, or (b) in the case of all Bearer Notes in definitive form, 1,000, 10,000 and 100,000 units of the Specified Currency, or (c) in the case of Bearer Notes in global form, any integral multiple of 1,000 units of the Specified Currency;

                  (11) if other than the principal amount thereof, the portion of the principal amount of the Notes of such Series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 8;

                  (12) if other than the Specified Currency, the coin or currency in which payment of the principal of, premium, if any, or interest on the Notes of such Series shall be payable;

                  (13) if the principal of, premium, if any, or interest on the Notes of such Series are to be payable, at the election of the relevant Issuer or the Guarantor or a holder thereof, in a coin or currency other than the Specified Currency, the period or periods within which, and the terms and conditions upon which, such election may be made;

                  (14) if the amount of payments of principal of, premium, if any, and interest on the Notes of such Series may be determined with reference to an index based on a coin or currency other than the Specified Currency, the manner in which such amounts shall be determined;

                  (15) if other than as provided in Sections 3, 4 and 5 hereof, whether the Notes of such Series will be issuable as Registered Notes or Bearer Notes (with or without coupons), or any combination of the foregoing, any restriction applicable to the offer, sale or delivery of Bearer Notes or the payment of interest thereon and the terms upon which Bearer Notes of any Series may be exchanged for Registered Notes of such Series, except that the Notes of such Series shall only be issuable as Bearer Notes unless otherwise provided in such Corporate Order;

                  (16) any Events of Default with respect to the Notes of such Series, if not set forth herein;

                  (17) if other than those named herein, any other depositaries, authenticating or paying agents, transfer agents or registrars or any other agents with respect to such Series;

                  (18) the stock exchanges, if any, on which the Notes will be listed and related information;

                  (19) any applicable restrictions on the transfer of any of the Notes of such Series; and

                  (20) any other terms of the Series (which terms shall not be inconsistent with the provisions of this Agreement).

                  All Notes of any one Series and coupons, if any, appertaining thereto, shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Corporate Order. The Notes and the coupons, if any, appertaining thereto shall be in substantially such form as shall be established pursuant to a resolution of the Board of Directors of the relevant Issuer and the Guarantor, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement, and may have such legends or endorsements placed thereon as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with the directions of Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System (the "Euroclear Operator") or Cedel Bank, societe anonyme ("Cedel Bank") or any successors thereto or with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which such Notes may be listed, or to conform to usage.

                  (d) An additional Tranche of the same Series may be issued subsequent to the original issue date of any Notes of such Series (hereinafter called "Additional Notes") following the receipt by the Fiscal and Paying Agent of a Corporate Order pertaining to such Tranche, which Corporate Order will identify the Series to which such Tranche belongs and the issue date and aggregate principal amount of the Notes of such Tranche. Any such Additional Notes shall be issued initially as provided in Section 3. In the event Additional Notes are issued prior to the Exchange Date (as hereinafter defined) for a temporary global Bearer Note representing a prior Tranche of Notes of the same Series, the Exchange Date for such prior Tranche of Notes may be extended to a date not less than 40 days after the issue date of such Additional Notes; provided however, in no event shall the Exchange Date for any Tranche of Notes
-------- -------
be extended to a date more than 160 days after their issue date.

                  Additional Notes, together with each prior and subsequent Tranche of Notes of the same Series, shall constitute one and the same Series of Notes for all purposes under this Agreement.

                  3. Execution and Authentication of Notes; Date and
                     -----------------------------------------------
Denomination of Notes. (a) Execution, delivery and safekeeping of Notes. The
---------------------      --------------------------------------------
Notes and, if applicable, coupons appertaining thereto in the form certified to the Fiscal and Paying Agent pursuant to the provisions of Section 2(b) shall each be executed on behalf of the GEC Capital or GEC Australia by any one of GE Capital's Chairman of the Board, its President, its Senior Vice President, Finance, its Senior Vice President-Corporate Treasury and Global Funding Operation, or by a duly authorized attorney-in-fact, and on behalf of GEC Canada by any one of GEC Canada's members of its Board of Directors, a Vice-President or an Assistant Vice President (each an "Issuer Authorized Representative"). Such signatures may be the manual or facsimile signatures of any person who, at the time of such execution, holds any such office or of a duly authorized attorney-in-fact. Any signature in facsimile may be imprinted or otherwise reproduced on the Notes or the coupons. Each definitive Note shall have imprinted thereon a facsimile of the corporate seal of the relevant Issuer attested by the Secretary or any Assistant Secretary of such Issuer. In case any authorized officer of such Issuer or attorney-in-fact who shall have signed any Note or coupon shall cease to hold such office or be such attorney-in-fact before the Note so signed (or the Note to which the coupon so signed is attached) shall be authenticated and delivered by the Fiscal and Paying Agent or disposed of by such Issuer, such Note or coupon nevertheless may be authenticated and delivered or disposed of as though the person who signed such Note or coupon had not ceased to hold such office or be such attorney-in-fact; and any Note or coupon may be signed on behalf of such Issuer by any person who, as at the actual date of the execution of such Note or coupon, shall hold such office or be an attorney-in-fact, although at the date of the execution and delivery of this Agreement any such person did not hold such office or was not an attorney-in-fact.

                  The relevant Issuer will furnish the Fiscal and Paying Agent with an adequate supply of Notes having attached thereto appropriate coupons, if any, in the forms approved in accordance with Section 2(b) of this Agreement, bearing consecutive control numbers. Such Notes shall have been executed by an Issuer Authorized Representative and attested by the Secretary or an Assistant Secretary of such Issuer in accordance with this Section. The Fiscal and Paying Agent or its designated agent will hold such blank Notes in safekeeping in accordance with its customary practice and shall issue such Notes in the order of the control numbers imprinted thereon. The Fiscal and Paying Agent will permit the relevant Issuer and its agents, at all reasonable times and upon reasonable notice, to examine the Notes and all books, records and other materials and information of the Fiscal and Paying Agent relating thereto.

                  (b) Execution of Guarantee. The Guarantee endorsed on Notes
                      ----------------------
issued by GEC Australia or GEC Canada shall be executed on behalf of the Guarantor by any one of its Chairman of the Board, its President, its Senior Vice President, Finance, its Senior Vice President-Corporate Treasury and Global Funding Operation, or by a duly authorized attorney-in-fact. Such signatures may be the manual or facsimile signatures of any person who, at the time of such execution, holds any such office or of a duly authorized attorney-in-fact. Any signature in facsimile may be imprinted or otherwise reproduced on the Guarantee endorsed on such Notes. Each Guarantee endorsed on each definitive Note shall have imprinted thereon a facsimile of the corporate seal of the Guarantor. In case any authorized officer of the Guarantor or attorney-in-fact who shall have signed any Guarantee shall cease to hold such office or be such attorney-in-fact before the Note endorsed with the Guarantee so signed shall be authenticated and delivered by the Fiscal and Paying Agent or disposed of by the relevant Issuer, such Note or coupon nevertheless may be authenticated and delivered or disposed of as though the person who signed such Guarantee endorsed on such Note had not ceased to hold such office or be such attorney-in-fact; and any Guarantee may be signed on behalf of the Guarantor by any person who, as at the actual date of the execution of such Guarantee, shall hold such office or be an attorney-in-fact, although at the date of the execution and delivery of this Agreement any such person did not hold such office or was not an attorney-in-fact.

                  (c) Authentication of temporary global Notes. Unless otherwise
                      ----------------------------------------
specified in the applicable Corporate Order or by the relevant Agent or Agents, each Tranche of Notes, including any Tranche of Additional Notes issued prior to the Exchange Date for a prior Tranche of Notes of the same Series, shall initially be issued in the form of a single temporary global Note in bearer form. The temporary global Bearer Notes shall be authenticated by the Fiscal and Paying Agent or by a duly authorized officer or attorney-in-fact of the Fiscal and Paying Agent, upon the same conditions, in substantially the same manner and with the same effect as the definitive Notes, and shall be deposited with a common depositary (the "Depositary") for the accounts of the Euroclear Operator and Cedel Bank or any other recognized or agreed clearing system for credit to the respective securities clearance accounts of the relevant Agents (or to such other accounts as they may have directed) maintained with the Euroclear Operator or with Cedel Bank. For purposes of this Agreement "Exchange Date" for any Series of Notes shall mean the first Business Day that is at least 40 days after the issue date of such Series; provided that in the event a Tranche of Additional Notes of the same Series is issued prior to the Exchange Date of a prior Tranche of such Series (as such Exchange Date may have been extended pursuant to this sentence), such Exchange Date shall be extended (or further extended, as the case may be) to a date not earlier than 40 days after the issue date of such subsequent Tranche; provided however, in no event shall the
                                 -------- -------
Exchange Date for any Tranche of Notes be extended to a date more than 160 days after their issue date. No such exchange will be made on a day that is not a business day in the city of London, England, but shall instead be made on the next succeeding day that is a business day in the city of London, England.

                  (d) Exchange of temporary global Notes; certification
                      -------------------------------------------------
requirements. On or up to 10 days prior to the Exchange Date for any Series of
------------
Notes held in temporary global form, the beneficial owners of such temporary global Note shall deliver to the Euroclear Operator or Cedel Bank, as the case may be, a certificate substantially in the form set forth in Exhibit B-1 hereto, copies of which certificate shall be available at the offices of the Euroclear Operator and Cedel Bank, the Fiscal and Paying Agent and each other paying agent of the relevant Issuer and (in the case of Notes issued by GEC Australia or GEC Canada) the Guarantor. On or after the Exchange Date for any Series of Notes, upon the request of the Depositary, acting on behalf of the Euroclear Operator and Cedel Bank, acting in turn on behalf of such beneficial owners, the Fiscal and Paying Agent shall authenticate a permanent global Note in bearer form or (if specified in the applicable Corporate Order) definitive Bearer Notes and/or definitive Registered Notes in the amounts requested in an aggregate principal amount equal to the aggregate principal amount of the temporary global Note beneficially owned by such owners, but only upon delivery by the Euroclear Operator and/or Cedel Bank, acting on behalf of such owners, to the Fiscal and Paying Agent or its duly authorized attorney-in-fact of a certificate or certificates substantially in the form set forth in Exhibit B-2 hereto. Such permanent global Note, if any, shall be authenticated by the Fiscal and Paying Agent or by a duly authorized officer or attorney-in-fact of the Fiscal and Paying Agent, upon the same conditions, in substantially the same manner and with the same effect as the definitive Notes, and shall be deposited with the Depositary for the accounts of the Euroclear Operator and Cedel Bank for credit to the respective accounts of such beneficial owners.

                  Upon any such exchange of all or a portion of a temporary global Note for a permanent global Note or definitive Notes, such temporary global Note shall be endorsed by the Fiscal and Paying Agent or its duly authorized attorney-in-fact to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount of such permanent global Note or definitive Notes as to which certification has been provided as set forth in the preceding paragraph.

                  (e) Exchange of permanent global Note; certification
                      ------------------------------------------------
requirements. Beneficial owners of Notes desiring to exchange their interests in
------------
any permanent global Bearer Note for definitive Notes in bearer form or (if the relevant Corporate Order so allows) for definitive Notes in registered form shall instruct the Euroclear Operator or Cedel Bank to request such exchange on their behalf and shall deliver to the Euroclear Operator or Cedel Bank, as the case may be, a certificate substantially in the form set forth in Exhibit C-1 hereto, copies of which certificate shall be available at the offices of the Euroclear Operator and Cedel Bank, the Fiscal and Paying Agent and each other paying agent of the relevant Issuer and (in the case of Notes issued by GEC Australia or GEC Canada) the Guarantor. Upon the request of the Depositary, acting on behalf of the Euroclear Operator and Cedel Bank, acting in turn on behalf of such beneficial owners, the Fiscal and Paying Agent shall, upon 30-days' written notice, authenticate and deliver outside the United States, Australia and Canada (except in compliance with the securities laws of Canada and the provinces and territories thereof) to or for the account of such beneficial owners, definitive Notes in an aggregate principal amount equal to the aggregate principal amount of such permanent global Bearer Note, but only upon delivery by the Euroclear Operator or Cedel Bank, acting on behalf of such owners, to the Fiscal and Paying Agent or its duly authorized attorney-in-fact of a certificate or certificates substantially in the form set forth in Exhibit C-2 hereto. All expenses incurred as a result of any such exchange shall be paid by the relevant Issuer or (in the case of Notes issued by GEC Australia or GEC Canada) the Guarantor. Notwithstanding anything to the contrary contained in this subsection 3(e), the Fiscal Agent shall not be required to exchange the entire aggregate principal amount of a permanent global Bearer Note for definitive Bearer Notes in the event beneficial owners of less than the entire aggregate principal amount of the permanent global Bearer Note have requested definitive Bearer Notes, provided the operating rules and regulations of the clearance system then in effect would permit less than the entire aggregate principal amount of the permanent global Bearer Note to be so exchanged.

                  Each permanent global Note shall in all respects be entitled to the same benefits under this Agreement as definitive Notes authenticated and delivered hereunder.

                  Any certification referred to in Section 3(c) or (d) above which is delivered to the Fiscal and Paying Agent by the Euroclear Operator or by Cedel Bank, as the case may be, may be relied upon by the Fiscal and Paying Agent as conclusive evidence that the corresponding certification or certifications of the beneficial owner or owners have been delivered to the Euroclear Operator or to Cedel Bank, as the case may be, pursuant to the terms of this Agreement and the terms of the Notes.

                  (f) Authentication of Registered Notes. If so specified in the
                      ----------------------------------
applicable Corporate Order, Notes of any Series may be issued in fully registered form. Such Corporate Order will specify whether Registered Notes of such Series may be issued in exchange for Bearer Notes of such Series and whether the Notes of such Series may initially be issued in permanent global or definitive form. Registered Notes shall be authenticated by the Fiscal and Paying Agent or by a duly authorized officer or attorney-in-fact of the Fiscal and Paying Agent and, in the case of permanent global Registered Notes, deposited with the Depositary for the accounts of the Euroclear Operator and Cedel Bank for credit to the respective securities clearance accounts of the relevant Agents (or to such other accounts as they may have directed) maintained with the Euroclear Operator or with Cedel Bank or the Depositary Trust Company in New York City for credit to the respective accounts of the relevant Agents (or to such other accounts as they may have directed) maintained with the Depositary Trust Company or such other clearance and settlement organization as is specified in the applicable Corporate Order.

                  4. Exchange and Registration of Transfer of Notes. (a)
                     ----------------------------------------------
Exchange of Registered Notes. Registered Notes of any Series may be exchanged
----------------------------
for a like aggregate principal amount of Registered Notes of the same Series of other authorized denominations. Bearer Notes will not be issuable in exchange for Registered Notes.

                  If so provided in the relevant Corporate Order, Bearer Notes of any Series (with all unmatured coupons, if any, and all matured coupons, if any, then in default, attached thereto) will be exchangeable (upon the terms, set forth in Section 3) for Registered Notes of the same Series of any authorized denominations and in an equal aggregate principal amount. Bearer Notes surrendered in exchange for Registered Notes after the close of business on (i) any record date with respect to any regular payment of interest and before the opening of business at such office on the relevant interest payment date, or (ii) any record date to be established for the payment of defaulted interest and before the opening of business on the related proposed date for payment of defaulted interest, shall be surrendered without the coupon relating to such date for payment of interest.

                  Notes to be exchanged pursuant to the preceding two paragraphs shall be surrendered, at the option of the holders thereof, either at the office or agency designated and maintained by the relevant Issuer and (in the case of Notes issued by GEC Australia or GEC Canada) the Guarantor for such purpose in accordance with the provisions of Section 5 or at any of such other offices or agencies as may be designated and maintained by such Issuer and the Guarantor for such purpose in accordance with the provisions of Section 5, and such Issuer shall execute and register, the Guarantor shall cause the Guarantee to be endorsed thereon and the Fiscal and Paying Agent shall authenticate and deliver in exchange therefor the Note or Notes which the Noteholder making the exchange shall be entitled to receive. The term "Noteholder," "holder of Notes," or other similar terms, shall mean, (a) with respect to any Registered Note, the person in whose name at the time such Registered Note is registered on the books of the relevant Issuer kept for that purpose in accordance with the terms hereof, or
(b) with respect to any Bearer Note, the bearer thereof. Each person designated by the relevant Issuer pursuant to the provisions of Section 5 as a person authorized to register and register transfer of the Notes is sometimes herein referred to as a "Registrar." In no event shall such Issuer designate more than one Registrar for each Series of Registered Notes. No person shall at any time be designated as or act as a Registrar unless such person is at such time empowered under applicable law to act as such and duly registered to act as such under and to the extent required by applicable law and regulations.

                  (b) Transfers of Registered Notes. Each Registrar shall keep,
                      -----------------------------
at each such office or agency, a register for each Series of Notes (for which it has been appointed Registrar) issuable in registered form (the registers of all Registrars being herein sometimes collectively referred to as the "Register") in which, subject to such reasonable regulations as it may prescribe, the Registrar shall register Registered Notes and shall register the transfer of Registered Notes as herein provided. The Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the Register shall be open for inspection by the relevant Issuer, the Guarantor, the Fiscal and Paying Agent and any Registrar. Upon due presentment for registration of transfer of any Registered Note of any Series at any designated office or agency, such Issuer shall execute, the Guarantor shall (in the case of Notes issued by GEC Australia or GEC Canada) cause the Guarantee to be endorsed thereon, the Registrar shall register and the Fiscal and Paying Agent shall authenticate and deliver in the name of the transferee or transferees a new Registered Note or Registered Notes of the same Series for an equal aggregate principal amount. Registration or registration of transfer of any Registered Note by any Registrar in the Register maintained by such Registrar, and delivery of such Registered Note, duly authenticated, shall be deemed to complete the registration or registration of transfer of such Registered Note.

                  All Registered Notes presented for registration of transfer or for exchange, redemption, repayment or payment shall (if so required by the relevant Issuer, the Guarantor or the Registrar) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange in form satisfactory to such Issuer, the Guarantor and the Registrar duly executed by, the holder or his attorney duly authorized in writing.

                  If so specified in the applicable Corporate Order, the transfer of some or all of the Registered Notes of any Series may be subject to the restrictions set forth therein. If so specified in such Corporate Order, the Registrar for such Notes shall not register the transfer of any such Notes absent compliance with such restrictions.

                  (c) Exchange and transfer of Bearer Notes. Bearer Notes in
                      -------------------------------------
definitive form of any Series will be exchangeable for Bearer Notes in definitive form of the same Series in other authorized denominations, in an equal aggregate principal amount. Bearer Notes to be so exchanged shall be surrendered, at the option of the holders thereof, at the office of any Paying Agent appointed by the relevant Issuer and (in the case of Notes issued by GEC Australia or GEC Canada) the Guarantor to perform such service in accordance with the provisions of Section 5, and such Issuer shall execute, the Guarantor shall cause the Guarantee to be endorsed thereon and such Paying Agent shall authenticate and deliver in exchange therefor the Bearer Note or Notes which the Noteholder making the exchange shall be entitled to receive. Bearer Notes and any coupons appertaining thereto will be transferable by delivery.

                  (d) Repository of master list of holders of Registered Notes.
                      --------------------------------------------------------
The relevant Issuer will at all times designate one person (who may be such Issuer and who need not be the Registrar of any Series) to act as repository of a master list of names and addresses of the holders of the Registered Notes. The Fiscal and Paying Agent shall act as such repository unless and until some other person is, by written notice from such Issuer to the Fiscal and Paying Agent and each Registrar, designated by such Issuer to act as such. Such Issuer shall cause each Registrar to furnish to such repository, on a current basis, such information as to all registrations of transfer and exchanges effected by such Registrar, as may be necessary to enable such repository to maintain such master list on as current a basis as is practicable.

                  (e) Miscellaneous. Except as provided in Section 3(d), no
                      -------------
service charge shall be made for any exchange or registration of transfer of Notes, but the relevant Issuer and (in the case of Notes issued by GEC Australia or GE Canada) the Guarantor may require payment of a sum sufficient to cover any transfer taxes governmental charge that may be imposed in connection therewith.

                  The relevant Issuer shall not be required (i) to issue, register the transfer of or exchange Notes to be redeemed for a period of fifteen calendar days preceding the first publication of the relevant notice of redemption, or if Registered Notes are outstanding and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Notes selected for redemption, in whole or in part, except the unredeemed portion of any such Registered Notes being redeemed in part, or (iii) to exchange any Bearer Notes selected for redemption, except that such Bearer Notes may be exchanged for Registered Notes of like tenor, provided that such Registered Notes shall be simultaneously surrendered for redemption or (iv) to register transfer of or exchange any Notes surrendered for optional repayment, in whole or in part.

                  Notwithstanding anything herein or in the terms of any Notes to the contrary, none of the relevant Issuer, the Fiscal and Paying Agent or any agent of such Issuer or the Fiscal and Paying Agent shall be required to exchange any Bearer Note for a Registered Note if such exchange would result in adverse income tax consequences to such Issuer (such as, for example, the inability of such Issuer to deduct from its income, as computed for income tax purposes, the interest payable on the Bearer Notes) under (i) then applicable United States Federal income tax laws, (ii) then applicable income tax legislation in Australia (in the case of Notes issued by GEC Australia), or
(iii) the Income Tax Act (Canada) (or any successor or similar legislation) and similar Canadian provincial tax legislation (in the case of Notes issued by GEC Canada).

                  5. Payments of Principal, Premium and Interest; Paying Agents.
                     ----------------------------------------------------------
(a) Payment generally. In order to provide for the payment of the principal of,
    -----------------
premium and interest on each Series of Notes as the same shall become due and payable on any payment date, the relevant Issuer hereby agrees to pay to the Fiscal and Paying Agent at the place and in the manner specified below or to such account or at such offices of any paying agent outside of the United States and (in the case of Notes issued by GEC Australia) outside of Australia as the Fiscal and Paying Agent shall specify in writing to such Issuer and (in the case of Notes issued by GEC Australia or GEC Canada) the Guarantor, such writing to be delivered not less than five calendar days prior to the payment date, in such currency or currency units as shall be required to make the payment due on such payment date, on each interest payment date and on the maturity date of such Series of Notes or any date fixed for redemption or acceleration of such Series of Notes (in each case determined in accordance with the terms of such Notes), in immediately available funds available on such interest payment, maturity, redemption or acceleration date, as the case may be, in an aggregate amount which (together with any funds then held by the Fiscal and Paying Agent and available for the purpose) shall be sufficient to pay the entire amount of the principal of, premium and interest on such Series of Notes (including Additional Amounts (as defined below), if any, becoming due on such interest payment, maturity, redemption or acceleration date), and the Fiscal and Paying Agent shall hold such amount in trust and apply it to the payment of any such principal, premium or interest on such interest payment, maturity, redemption or acceleration date. Nothing contained herein shall be construed to require the Fiscal and Paying Agent or any other paying agent to make any payment to the holder of a Note until funds have been received from the relevant Issuer pursuant to this Section.

                  (b) Payments on temporary global Notes; certification
                      -------------------------------------------------
requirements. Beneficial owners of any temporary global Note may receive
------------
interest payments prior to the Exchange Date of such temporary global Note; provided such beneficial owners deliver a certificate or certificates to the
--------
Euroclear Operator or Cedel Bank substantially in the form set forth in Exhibit B-1 and instruct the Euroclear Operator or Cedel Bank, as the case may be, to request such interest payment on their behalf. Upon the request of the Depositary, acting on behalf of the Euroclear Operator and Cedel Bank, acting in turn on behalf of beneficial owners of Notes, the Fiscal and Paying Agent shall make payments of interest to the beneficial owners of interests in temporary global Notes, but only upon delivery by the Euroclear Operator or Cedel Bank, acting on behalf of such owners, to the Fiscal and Paying Agent or its duly authorized attorney-in-fact of a certificate or certificates substantially in the form set forth in Exhibit B-2 hereto.

                  In the event of redemption or acceleration of all or any part of any temporary global Note prior to its Exchange Date, beneficial owners will be entitled to receive payment on or after the date fixed for such redemption or on which such acceleration occurs upon compliance by such beneficial owners and the Euroclear Operator and Cedel Bank, as applicable, with the provisions of the preceding paragraph of this Section.

                  (c) Payments on Registered Notes. The person in whose name any
                      ----------------------------
Registered Note of a particular Series is registered at the close of business or on any Record Date (as hereinafter defined) with respect to any interest payment date for such Series shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such Registered Note upon any registration of transfer or exchange subsequent to the Record Date and prior to such interest payment date; provided however, that (i) if and to the
                                     -------- -------
extent that the relevant Issuer shall default in the payment of the interest on such interest payment date, such defaulted interest shall be paid to the persons in whose names outstanding Registered Notes of such Series are registered on a subsequent Record Date established by notice given by mail by or on behalf of such Issuer to the holders of such Registered Notes not less than 15 calendar days preceding such subsequent Record Date, such Record Date to be not less than five calendar days preceding the date or payment of such defaulted interest and
(ii) interest payable at maturity, redemption or repayment of such Registered Note shall be payable to the person to whom principal shall be payable. The term "Record Date" as used in this Section with respect to any regular interest payment date, shall mean the fifteenth calendar day preceding such interest payment date, whether or not such fifteenth calendar day shall be a Business Day (as defined in Section 21).

                  Interest on Registered Notes may at the option of the relevant Issuer be paid by check mailed to the persons entitled thereto at their respective addresses as such appear in the Register, or, at the option of any holder of $5,000,000 (or the equivalent thereof in more of more foreign or composite currencies) or more aggregate principal amount of Registered Notes of any Series and subject to applicable laws and regulations, be made by transfer to an account denominated in the currency in which such payment is to be made, maintained by such holder, if appropriate wire transfer instructions have been received by such Issuer or its agent not less than 10 calendar days prior to the applicable interest payment date.

                  (d) Payments on Bearer Notes. Payments on Bearer Notes or the
                      ------------------------
coupons appertaining thereto will, upon presentation of such Notes or coupons at a designated office outside of the United States, at the holder's option and subject to applicable laws and regulations, be made by check or wire transfer to an account denominated in the Specified Currency (unless otherwise provided in the applicable Corporate Order) in which such payment is to be made, maintained by such holder with a bank outside the United States and (in the case of Notes issued by GEC Australia) outside Australia, if appropriate wire transfer instructions have been received by the relevant Issuer or its agent not less than 10 calendar days prior to the applicable interest payment date.

                  The relevant Issuer will maintain one or more offices or agencies in a city or cities located outside the United States and (in the case of Notes issued by GEC within Australia) outside Australia (including any city in which such an agency is required to be maintained under the rules of any stock exchange on which any of the Notes are listed) where any Bearer Notes issued hereunder and coupons, if any, appertaining thereto may be presented for payment. No payment on any Bearer Note or coupon will be made upon presentation of such Bearer Note or coupon at an agency of the relevant Issuer or the Guarantor within the United States or (in the case of Notes issued by GEC Australia) within Australia nor will any payment be made by transfer to an account in, or by check mailed to an address in, the United States or (in the case of Notes issued by GEC Australia) in Australia unless pursuant to applicable United States or Australian laws and regulations then in effect such payment can be made without adverse tax consequences to such Issuer. Notwithstanding the foregoing, (a) payments in U.S. dollars on Bearer Notes and coupons appertaining thereto may be made at an agency of such Issuer maintained in the Borough of Manhattan, The City of New York if such payment in U.S. dollars at each agency maintained by such Issuer outside the United States for payment on such Bearer Notes is illegal or effectively precluded by exchange controls or other similar restrictions, and (b) payments in Canadian dollars on Bearer Notes and Coupons appertaining thereto may be made at an agency of such Issuer maintained in the City of Toronto if such payment in Canadian dollars at each agency maintained by such Issuer outside Canada for payment on such Bearer Notes is illegal or effectively precluded by exchange controls or similar restrictions.

                  (e) Place of payment. As long as any Registered Notes remain
                      ----------------
outstanding hereunder, the relevant Issuer will designate and maintain in London, England an office or agency where such Registered Notes may be presented for payment, and where such Notes may be presented for registration of transfer and for exchange as in this Agreement provided.

                  The relevant Issuer may from time to time designate one or more additional offices or agencies where Notes and any coupons appertaining thereto may be presented for payment, where Notes may be presented for exchange as provided in this Agreement and where Registered Notes may be presented for registration of transfer as in this Agreement provided, and such Issuer may from time to time rescind any such designation, as such Issuer may deem desirable or expedient; provided, however, that no such designation or rescission shall in
           --------  -------
any manner relieve such Issuer of its obligation to maintain the agencies provided for in this Section. Such Issuer will give to the Fiscal and Paying Agent prompt written notice of any such designation or rescission thereof.

                  The relevant Issuer will give to the Fiscal and Paying Agent written notice of the location of each such office or agency and of any change of location thereof. In case such Issuer shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the principal office of the Fiscal and Paying Agent in London, England.

                  The relevant Issuer and (in the case of Notes issued by GEC Australia or GEC Canada) the Guarantor hereby initially designates the offices of The Chase Manhattan Bank (National Association), London Branch as the office or agency where Registered Notes may be presented for payment, for registration of transfer and for exchange as in this Agreement provided and where notices and demands to or upon such Issuer and the Guarantor in respect of the Bearer Notes or of this Agreement may be served. Such principal office is also designated as repository pursuant to Section 4 for the master list of the names and addresses of the holders of Registered Notes.

                  (f) Payments by the Guarantor. If GEC Australia or GEC Canada
                      -------------------------
shall fail to provide for the amounts payable on any Notes issued by GEC Australia or GEC Canada, as the case may be, or coupons appertaining thereto, if any, the Guarantor shall, subject to its right to avail itself of defenses under all relevant laws for the prescription of actions in respect of such Notes and coupons appertaining thereto, forthwith upon receipt of notice of such failure from the Fiscal and Paying Agent (who shall give such notice forthwith upon such failure) deliver or cause to be delivered to the Fiscal and Paying Agent the amount thereof (to the extent that the same has not then been delivered by GEC Australia or GEC Canada, as the case may be), which amount shall be held and applied in payment of such amounts by the Fiscal Agent and Paying Agent in all respects as if received from the relevant Issuer under this Agreement.

                  (g) Taxes; foreign exchange clearance. The Fiscal Agent hereby
                      ---------------------------------
agrees to use its best efforts to obtain, prior to any payment date on the Notes, any tax or foreign exchange clearance or other authorization required under the laws of the United States or Australia (in the case of Notes issued by GEC Australia) or Canada or any province or territory thereof (in the case of Notes issued by GEC Canada) or any applicable foreign country or other authority with respect to the payment to be made on the Notes on such date.

                  6. Redemption; Sinking Funds; Repayment at the Option of the
                     ---------------------------------------------------------
Holder. (a) The provisions of this Section shall be applicable, as the case may
------
be, (i) to any Notes which are redeemable or subject to repayment at the option of the holder before their maturity and (ii) to any sinking fund for the retirement of any Notes, in either case except as otherwise specified as contemplated by Section 2 for any Series of Notes.

                  The minimum amount of any sinking fund payment provided for by the terms of any Notes is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of such Notes is herein referred to as an "optional sinking fund payment."

                  In case the relevant Issuer shall desire to exercise any right to redeem all, or, as the case may be, any part of, the Notes of any Series in accordance with their terms, it shall fix a date for redemption. Notice of redemption to the holders of Registered Notes to be redeemed in whole or in part at the option of such Issuer shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such holders at their last addresses as they shall appear in the Register. Notice of redemption to holders of Bearer Notes shall be published in a leading daily newspaper in the English language of general circulation in London, England and, if the Series of Notes to be redeemed is listed on the Luxembourg Stock Exchange and such Exchange so requires, in a daily newspaper of general circulation in Luxembourg or, if publication in either London or Luxembourg is not practical, elsewhere in Western Europe. The term "daily newspaper" shall mean a newspaper customarily published on each business day in morning editions, whether or not it shall be published in Saturday, Sunday or holiday editions. Such notice is expected to be published in the Financial Times and (if such Series of Notes is listed on the
                 ---------------
Luxembourg Stock Exchange) the Luxemburger Wort and shall be published at least
                               ----------------
once a week for three successive weeks prior to the date fixed for redemption, the first such publication to be not less than 30 days nor more than 60 days prior to the date fixed for redemption. If by reason of the temporary or permanent suspension of publication of any newspaper or by reason of any other cause, it shall be impossible to make publication of such notice in a daily newspaper as herein provided, then such publication or other notice in lieu thereof as shall be made by the Fiscal and Paying Agent shall constitute sufficient publication of such notice, if such publication or other notice shall, so far as may be possible, approximate the terms and conditions of the publication in lieu of which it is given. The Fiscal and Paying Agent shall promptly furnish to the relevant Issuer and to each other paying agent of such Issuer a copy of each notice of redemption so published. Any notice if given in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give notice or any defect in the notice to the holder of any Note of a Series designated for redemption in whole or in part shall not affect the validity of the proceedings for the redemption of any other Note of such Series.

                  Each such notice of redemption shall specify the date fixed for redemption, the redemption price at which the Notes of such Series are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Notes and, in the case of Notes issued with coupons, of all coupons appertaining thereto maturing after the date fixed for redemption, that any interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date any interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Notes of a Series are to be redeemed the notice of redemption shall specify the number or numbers of the Notes to be redeemed. In case any Note is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Note, a new Note or Notes of the same Series in principal amount equal to the unredeemed portion thereof, together with any unmatured coupons appertaining thereto, will be issued.

                  On or prior to the redemption date specified in the notice of redemption given as provided in this Section, the relevant Issuer will deposit with the Fiscal and Paying Agent or with one or more paying agents an amount of money sufficient to redeem on the redemption date all the Notes or portions thereof so called for redemption, together with accrued interest to the date fixed for redemption. If less than all the Notes of a Series are to be redeemed such Issuer will give the Fiscal and Paying Agent notice not less than 60 days prior to the redemption date as to the aggregate principal amount of Notes of such Series to be redeemed and the Fiscal and Paying Agent shall select or cause to be selected, in such manner as in its sole discretion it shall deem appropriate and fair, the Notes or portions thereof to be redeemed. Notes of a Series may be redeemed in part only in multiples of the smallest authorized denomination of that Series.

                  (b) If notice of redemption has been given as provided in this Section, the Notes or portions of Notes of the Series with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable redemption price together with any interest accrued to the date fixed for redemption, and on and after said date (unless the relevant Issuer shall default in the payment of Notes or portions of such Notes, together with any interest accrued to said date) any interest on the Notes or portions of Notes of such Series so called for redemption shall cease to accrue, and the unmatured coupons, if any, appertaining thereto shall be void. On presentation and surrender of such Notes at a place of payment in said notice specified, together with all coupons, if any, appertaining thereto maturing after the date fixed for redemption, the said Notes or the specified portions thereof shall be paid and redeemed by the relevant Issuer at the applicable redemption price, together with any interest accrued thereon to the date fixed for redemption; provided, however, that
                                                  -----------------
payment of interest becoming due on the date fixed for redemption shall be payable in the case of Notes with coupons attached thereto, to the holders of the coupons for such interest upon surrender thereof, and in the case of Registered Notes, to the persons to whom the principal thereof shall be payable.

                  If any Note issued with coupons is surrendered for redemption and is not accompanied by all appurtenant coupons maturing after the date fixed for redemption, the surrender of such missing coupon or coupons may be waived by the relevant Issuer and the Fiscal and Paying Agent, if there be furnished to each of them such security or indemnity as they may require to save each of them harmless.

                  Upon presentation of any Note redeemed in part only, the relevant Issuer shall execute and the Fiscal and Paying Agent shall authenticate and deliver to the holder thereof, at the expense of such Issuer, a new Note or Notes of the same Series, of authorized denominations, together with all unmatured coupons, if any, appertaining thereto, in aggregate principal amount equal to the unredeemed portion of the Note so presented.

                  In lieu of making all or any part of any mandatory sinking fund payment with respect to any Notes in cash the relevant Issuer may at its option (a) deliver to the Fiscal and Paying Agent Notes, together with all unmatured coupons, if any, appertaining thereto, of the same Series theretofore purchased or otherwise acquired by such Issuer, or (b) receive credit for the principal amount of Notes of the same Series which have been redeemed either at the election of such Issuer pursuant to the terms of such Notes or through the application of permitted optional sinking fund payments pursuant to the terms of such Notes; provided that such Notes have not previously been so credited. Such
            --------
Notes shall be received and credited for such purpose by the Fiscal and Paying Agent at the redemption price specified in such Notes for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

                  Not less than 60 days prior to each sinking fund payment date for any Notes, the relevant Issuer will deliver to the Fiscal and Paying Agent a certificate signed by an Issuer Authorized Representative specifying the amount of the next ensuing sinking fund payment for such Notes pursuant to the terms thereof, the portion thereof, if any, which is to be satisfied by payment of cash (which cash may be deposited with the Fiscal and Paying Agent or with one or more paying agents) and the portion thereof, if any, which is to be satisfied by delivering and crediting Notes of the same Series pursuant to this Section (which Notes, if not theretofore delivered, will accompany such certificate) and whether such Issuer intends to exercise its right to make a permitted optional sinking fund payment with respect to such Notes. Such certificate shall also state that no Event of Default (as defined in Section 8 below) has occurred and is continuing with respect to such Notes. Such certificate shall be irrevocable and upon its delivery the relevant Issuer shall be obligated to make the cash payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the relevant Issuer to deliver such certificate (or to deliver the Notes specified in this paragraph), the sinking fund payment due on the next succeeding sinking fund payment date for such Notes shall be paid entirely in cash and shall be sufficient to redeem the principal amount of such Notes subject to a mandatory sinking fund payment without the option to deliver or credit Notes as provided in this Section and without the right to make any optional sinking fund payment, if any, with respect to such Notes.

                  Any sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made in cash which shall equal or exceed 100,000 units of the Specified Currency with respect to the particular Series (or a lesser sum if the relevant Issuer shall so request or determine) with respect to any Notes shall be applied by the Fiscal and Paying Agent on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the next sinking fund payment date following the date of such payment) to the redemption of such Notes at the redemption price specified in such Notes for operation of the sinking fund together with accrued interest, if any, to the date fixed for redemption. Any sinking fund moneys not so applied or allocated by the Fiscal and Paying Agent to the redemption of Notes shall be added to the next cash sinking fund payment received by the Fiscal and Paying Agent for such Notes and, together with such payment (or such amount so segregated) shall be applied in accordance with the provisions of this

Section. Any and all sinking fund moneys with respect to any Notes held by the Fiscal and Paying Agent on the last sinking fund payment date with respect to such Notes and not held for the payment or redemption of particular Notes of such Series shall be applied by the Fiscal and Paying Agent, together with other moneys, if necessary, to be deposited (or segregated) sufficient for the purpose, to the payment of the principal of the Notes of that Series at maturity.

                  The Fiscal and Paying Agent shall select or cause to be selected the Notes to be redeemed upon such sinking fund payment date in the manner specified in the last paragraph of subsection (a) and the relevant Issuer shall cause notice of the redemption thereof to be given in the manner provided in subsection (b) except that the notice of redemption shall also state that the Notes are being redeemed by operation of the sinking fund. Such notice having been duly given, the redemption of such Notes shall be made upon any Series of Notes the terms and in the manner stated in subsection (b).

                  On or before each sinking fund payment date, the relevant Issuer shall pay to the Fiscal and Paying Agent in cash a sum equal to any interest accrued to the date fixed for redemption of Notes or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section.

                  Neither the Fiscal and Paying Agent nor the relevant Issuer shall redeem any Notes of any Series with sinking fund moneys or give any notice of redemption of such Notes by operation of the sinking fund for such Series during the continuance of a default in payment of interest, if any, on such Notes or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to Notes of such Series, except that if the notice of redemption of any such Notes shall theretofore have been given in accordance with the provisions hereof, the Fiscal and Paying Agent shall redeem such Notes if cash sufficient for that purpose shall be deposited with the Fiscal and Paying Agent for that purpose in accordance with the terms of this Section. Except as aforesaid, any moneys in the sinking fund for Notes of such Series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of such Notes; provided, however, that in case such default or Event of
                       --------  -------
Default shall have been cured or waived as provided herein, such moneys shall thereafter be applied on the next sinking fund payment date for Notes of such Series on which such moneys may be applied pursuant to the provisions of this Section.

                  (c) Any Series of Notes may be made, by provision contained in or established pursuant to a Corporate Order pursuant to Section 2(c) hereof, subject to repayment, in whole or in part, at the option of the holder on a date or dates specified prior to maturity, at a price equal to 100% of the principal amount thereof, together with accrued interest to but excluding the date of repayment, on such notice as may be required, provided, however, that the holder of a Note of such Series may only elect partial repayment in an amount that will result in the portion of such Note that will remain outstanding after such repayment constituting an authorized denomination, or combination thereof, of Notes of such Series.

                  7. Mutilated, Destroyed, Stolen or Lost Notes. (a) The Fiscal
                     ------------------------------------------
and Paying Agent is hereby authorized to authenticate and deliver from time to time Notes of any Series, with all unmatured coupons attached, in exchange for or in lieu of Notes of such Series which become mutilated, defaced, destroyed, stolen or lost or Notes of such Series to which mutilated, defaced, destroyed, stolen or lost coupons appertain. In every case the applicant for a substituted Note of such Series or coupon appertaining thereto shall furnish to the relevant Issuer, the Guarantor (in the case of Notes issued by GEC Australia or GEC Canada) and to the Fiscal and Paying Agent such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to such Issuer, the Guarantor and to the Fiscal and Paying Agent evidence to their satisfaction of the destruction, loss or theft of such Note or coupon and of the ownership thereof. Each Note authenticated and delivered in exchange for or in lieu of any such Note shall carry all the rights to interest accrued and unpaid and to accrue which were carried by such Note and shall have attached thereto coupons such that neither gain nor loss in interest shall result from such exchange or substitution.

                  Upon the issuance of any substituted Note or coupon, the relevant Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Note or coupon which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the relevant Issuer may, instead of issuing a substituted Note, pay or authorized the payment of the same (without surrender thereof except in the case of a mutilated Note or coupon) if the applicant for such payment shall furnish to such Issuer, the Guarantor and to the Fiscal and Paying Agent such security or indemnity as may be required by them to save each of them harmless and, in case of destruction, loss or theft, evidence satisfactory to such Issuer, the Guarantor and the Fiscal and Paying Agent of the destruction, loss or theft of such Note or coupon and the ownership thereof.

                  (b) All Notes and coupons surrendered for payment, redemption, repayment, exchange or registration of transfer or for credit against any sinking fund shall be delivered to, or to the order of, the Fiscal and Paying Agent for cancellation. The Fiscal and Paying Agent shall cancel and destroy, or procure the cancellation and destruction of, all such Notes and coupons and shall deliver a certificate of destruction to the relevant Issuer and (in the case of Notes issued by GEC Australia or GEC Canada) the Guarantor. In the case of any global Note initially issued in temporary global form, which shall be destroyed by the Fiscal and Paying Agent upon exchange in full, the certificate of destruction shall state that a certification in the form required pursuant to the terms of such global Note was received with respect to each portion thereof exchanged for an interest in a Note in permanent global form or in definitive form.

                  8. Events of Default. The term "Events of Default" whenever
                     -----------------
used herein with respect to Notes of any Series means any one of the following events and such other events as may be established with respect to the Notes of such Series as contemplated by Section 2 hereof, continued for the period of time, if any, and after the giving of notice, if any, designated in this Agreement or as may be established with respect to such Notes as contemplated by
Section 2 hereof, as the case may
be, unless it is either inapplicable or is specifically deleted or modified in the applicable Corporate Order under which such Series of Notes is issued, as the case may be, as contemplated by Section 2:

                  (i) default in the payment of any installment of interest (including U.S. Additional Amounts, Australian Additional Amounts (in the case of Notes issued by GEC Australia) and Canadian Additional Amounts (in the case of Notes issued by GEC Canada)) upon any Note of such Series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

                  (ii) default in the payment of the principal of, or premium, if any, on any Note of such Series as and when the same shall become due and payable whether at maturity, upon redemption, by declaration, repayment or otherwise; or

                  (iii) default in the making or satisfaction of any sinking fund payment or analogous obligation as and when the same shall become due and payable by the terms of any Notes of such Series; or

                  (iv) failure on the part of the relevant Issuer and (in the case of Notes issued by GEC Australia or GEC Canada) the Guarantor duly to observe or perform any other of the covenants or agreements on the part of such Issuer or the Guarantor in respect of the Notes of such Series contained in such Notes or this Agreement (other than a covenant or agreement in respect of the Notes of such Series a default in whose observance or performance is elsewhere in this Section specifically dealt with) continued for a period of 60 days after the date on which written notice of such failure, requiring such Issuer or the Guarantor to remedy the same, shall have been given to such Issuer, the Guarantor and the Fiscal and Paying Agent by the holders of at least twenty-five percent in aggregate principal amount of the Notes of such Series at the time outstanding; or

                  (v) an event of default with respect to any other Series of Notes issued or hereafter issued pursuant to this Agreement or as defined in any indenture or instrument evidencing or under which GE Capital has at the date of this Agreement or shall hereafter have outstanding any indebtedness for borrowed money shall happen and be continuing and such other Series of Notes or such indebtedness, as the case may be, shall have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable, and such acceleration shall not be rescinded or annulled within ten calendar days after written notice thereof shall have been given to the relevant Issuer, the Guarantor and the Fiscal and Paying Agent by the holders of at least twenty-five percent in aggregate principal amount of the Notes of such Series at the time outstanding; provided, however, that if such event of default
                               --------  -------
         with respect to such other Series of Notes or under such indenture or instrument, as the case may be, shall be remedied or cured by GE Capital, or waived by the holders of such other Series of Notes or of such indebtedness, as the case may be, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Fiscal and Paying Agent or any of the Noteholders of such Series; or

                  (vi) in the case of Notes issued by GEC Australia, an event of default with respect to any other Series of Notes issued or hereafter issued by GEC Australia pursuant to this Agreement or as defined in any indenture or instrument evidencing or under which GEC Australia has at the date of this Agreement or shall hereafter have outstanding any indebtedness for borrowed money in the aggregate principal amount of at least A$10,000,000 (or the equivalent thereof in one or more foreign or composite currencies) shall happen and be continuing and such other Series of Notes or such indebtedness, as the case may be, shall have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable, and such acceleration shall not be rescinded or annulled within ten calendar days after written notice thereof shall have been given to GEC Australia, the Guarantor and the Fiscal and Paying Agent by the holders of at least twenty-five percent in aggregate principal amount of the Notes of such Series at the time outstanding; provided,
                                                                     --------
         however, that if such event of default with respect to such other
         -------
         Series of Notes or under such indenture or instrument, as the case may be, shall be remedied or cured by GEC Australia or the Guarantor, or waived by the holders of such other Series of Notes or of such indebtedness, as the case may be, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Fiscal and Paying Agent or any of the Noteholders of such Series; or

                  (vii) in the case of Notes issued by GEC Canada, an event of default with respect to any other Series of Notes issued or hereafter issued by GEC Canada pursuant to this Agreement or as defined in any indenture or instrument evidencing or under which GEC Canada has at the date of this Agreement or shall hereafter have outstanding any indebtedness for borrowed money in the aggregate principal amount of at least Cdn.$10,000,000 (or the equivalent thereof in one or more foreign or composite currencies) shall happen and be continuing and such other Series of Notes or such indebtedness, as the case may be, shall have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable, and such acceleration shall not be rescinded or annulled within ten calendar days after written notice thereof shall have been given to GEC Canada, the Guarantor and the Fiscal and Paying Agent by the holders of at least twenty-five percent in aggregate principal amount of the Notes of such Series at the time outstanding; provided,
                                                                     --------
         however, that if such event of default with respect to such other
         -------
         Series of Notes or under such indenture or instrument, as the case may be, shall be remedied or cured by GEC Canada or the Guarantor, or waived by the holders of such other Series of Notes or of such indebtedness, as the case may be, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Fiscal and Paying Agent or any of the Noteholders of such Series; or

                  (viii) a decree or order by a court having jurisdiction in the premises shall have been entered adjudging GE Capital a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of GE Capital under the United States Federal Bankruptcy Code or any other similar applicable United States Federal or State law, and such decree and order shall have continued undischarged and unstayed for a period of 60 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee (or other similar official) in bankruptcy or insolvency of GE Capital or of all or substantially all of its property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree and order shall have continued undischarged and unstayed for a period of 60 days; or

                  (ix) GE Capital shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under the United States Federal Bankruptcy Code or any other similar applicable United States Federal or State law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee (or other similar official) in bankruptcy or insolvency of it or of its property, or shall make an assignment for the benefit or creditors, or shall admit in writing its inability to pays its debts generally as they become due; or

                  (x) GEC Australia (in the case of Notes issued by GEC Australia) shall be declared bankrupt, or a liquidator, a receiver, manager, receiver and manager, administrator or any other officer with similar powers shall be appointed with respect to GEC Australia or all or substantially all of the property of GEC Australia, and, in all such cases, continues both undischarged and unstayed for a period of 90 days; or

                  (xi) an order shall be made or an effective resolution be passed for the winding-up or liquidation or dissolution of GEC Canada (in the case of Notes issued by GEC Canada) by operation of law, except in the course of carrying out, or pursuant to, a reconstruction, reorganization, consolidation, merger, amalgamation, transfer, sale, conveyance, lease or other disposition contemplated in or permitted under this Agreement; or

                  (xii) GEC Canada (in the case of Notes issued by GEC Canada) shall make a general assignment for the benefit of its creditors or a proposal under applicable bankruptcy legislation, or if an effective resolution be passed by GEC Canada to give effect to any of the foregoing; or

                  (xiii) GEC Canada (in the case of Notes issued by GEC Canada) shall be declared bankrupt, or if a custodian or sequestrator or a receiver and manager or any other officer with similar powers shall be appointed of GEC Canada or of all or substantially all of the property of GEC Canada, and, in all such cases, such continues both undischarged and unstayed for a period of 90 days; or

                  (xiv) any other Event of Default provided in the applicable Corporate Order under which such Series of Notes is issued as contemplated by Section 2.

                  If an Event of Default with respect to Notes of any Series at the time outstanding occurs and is continuing, then and in each and every case, unless the principal of the Notes of such Series shall have already become due and payable, each Note of such Series shall, at the option of and upon written notice to the relevant Issuer, the Guarantor and the Fiscal and Paying Agent by the then holder thereof, mature and become due and payable upon the date that such written notice is received by such Issuer, the Guarantor and the Fiscal and Paying Agent at a price equal to 100% of the principal amount thereof (or, if such Note provides for an amount less than the principal amount thereof to be due and payable upon redemption or a declaration of acceleration of the maturity thereof pursuant to this Section (hereinafter an "Original Issue Discount Note"), such portion of the principal amount as may be specified in the terms of such Note), together with accrued interest to such date, upon presentation and surrender of such Note and all coupons appertaining thereto maturing after such date, unless prior to such date all Events of Default in respect of all such Notes of such Series shall have been cured.

                  9. Additional Payments; Tax Redemption. (a) U.S. Additional
                     -----------------------------------      ---------------
Amounts. The relevant Issuer or (in the case of Notes issued by GEC Australia or
-------
GEC Canada) the Guarantor will, subject to certain exceptions and limitations set forth below, pay such additional amounts (the "U.S. Additional Amounts" and, together with the Australian Additional Amounts and the Canadian Additional Amounts (as such terms are hereinafter defined), the "Additional Amounts") to the holder of any Note of any Series or of any interest coupon appertaining thereto who is a United States Alien (as defined below) as may be necessary in order that every net payment of the principal of, premium and interest, including original issue discount, on such Note and any other amounts payable on such Note, after withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided for in such Note or coupon to be then due and payable. However, the relevant Issuer or the Guarantor, as the case may be, will not be required to make any payment of U.S. Additional Amounts to any such holder for or on account of:

                  (i) any such tax, assessment or other governmental charge which would not have been so imposed but for (1) the existence of any present or former connection between such holder (or between a fiduciary, settlor, beneficiary, member or shareholder of such holder, if such holder is an estate, a trust, a partnership or a corporation) and the United States, including, without limitation, such holder (or such fiduciary, settlor, beneficiary, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (2) the presentation by the holder of any such Note or coupon for payment on a date more than 15 calendar days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

                  (ii) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or governmental charge;

                  (iii) any tax, assessment or other governmental charge imposed by reason of such holder's past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company with respect to the United States or as a corporation which accumulates earnings to avoid United States federal income tax or as a private foundation or other tax-exempt organization;

                  (iv) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments on or in respect of any Note;

                  (v) any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of, premium or interest on, any Note, if such payment can be made without such withholding by any other paying agent in a city in Western Europe;

                  (vi) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the holder or beneficial owner of such Note, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

                  (vii) any tax, assessment or other governmental charge imposed by reason of such holder's past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock entitled to vote of the relevant Issuer or of the Guarantor or as a direct or indirect subsidiary of the relevant Issuer or of the Guarantor; or

                  (viii) any combination of items (i), (ii), (iii), (iv), (v),
         (vi) or (vii);

nor shall U.S. Additional Amounts be paid with respect to any payment on any such Note to a United States Alien who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the U.S. Additional Amounts had such beneficiary, settlor, member or beneficial owner been the holder of such Note.

         The term "United States Alien" means any person who, for United States federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership, one or more of the members of which is a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

                  (b) Australian Additional Amounts. All payments of principal
                      -----------------------------
and interest in respect of Notes issued by GEC Australia and any interest coupons appertaining thereto will be made without withholding of or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the Commonwealth of Australia or any political subdivision thereof or any authority or agency therein or thereof having power to tax unless the withholding or deduction of such taxes, duties, assessments or charges is required by law or the application, administration or interpretation thereof. In the event that such withholding or deduction is so required, GEC Australia or the Guarantor (if the Guarantor is required to make payments under the Guarantee) shall pay (subject to GEC Australia's right of redemption referred to above in Section 6 - "Redemption; Sinking Funds; Repayment at the Option of the Holder") such additional amounts (the "Australian Additional Amounts") as may be necessary in order that the net amounts received by the holders of Notes and coupons appertaining thereto after such withholding or deduction shall equal the respective amounts of principal and interest which otherwise would have been received by them in respect of the Notes or coupons, as the case may be, in the absence of such withholding or deduction, except that no Australian Additional Amounts shall be payable with respect to any Note or coupon presented for payment:

         (a) by or on behalf of a holder who is subject to such taxes, duties, assessments or governmental charges by reason of his being resident or deemed to be resident in Australia or otherwise than merely by the holding or use or deemed holding or use outside Australia or ownership as a non-resident of Australia of such Notes or coupons; or

         (b) by or on behalf of a holder who is a resident of Australia where no additional amount would have been required to be paid had a tax file number been quoted to GEC Australia in respect of the relevant Note before the due date for payment in respect of the relevant Note ("resident" and "tax file number" having the same meaning for this purpose as they have in the Income Tax Assessment Act 1936 (as amended) of Australia); or

         (c) by or on behalf of a holder who is subject to such taxes, duties, assessments or government charges which would not have been so imposed but for the presentation by the holder of any such Note or coupon for payment on a date more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later.

                  (c) Canadian Additional Amounts. All payments of principal and
                      ---------------------------
interest in respect of Notes issued by GEC Canada and any interest coupons appertaining thereto will be made without withholding of or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the Government of Canada or any province or territory or political subdivision thereof or any authority or agency therein or thereof having power to tax unless the withholding or deduction of such taxes, duties, assessments or charges is required by law or the application, administration or interpretation thereof. In the event that such withholding or deduction is so required, GEC Canada or the Guarantor (if the Guarantor is required to make payments under the Guarantee) shall pay (subject to GEC Canada's right of redemption referred to above in Section 6 - "Redemption; Sinking Funds; Repayment at the Option of the Holder") such additional amounts (the "Canadian Additional Amounts") as may be necessary in order that the net amounts received by the holders of Notes and coupons appertaining thereto after such withholding or deduction shall equal the respective amounts of principal and interest which otherwise would have been received by them in respect of such Notes or coupons, as the case may be, in the absence of such withholding or deduction, except that no Canadian Additional Amounts shall be payable with respect to any such Note or coupon presented for payment:

         (a) by or on behalf of a holder who is subject to such taxes, duties, assessments or charges otherwise than merely by the holding or use or deemed holding or use outside Canada or ownership as a non-resident of Canada of such Note or coupon; or

         (b) by or on behalf of a holder in respect of whom such taxes, duties, assessments or charges are required to be withheld or deducted by reason of the holder being a person with whom GEC Canada is not dealing at arm's length (within the meaning of the Income Tax Act (Canada)); or

         (c) more than 15 days after the Relevant Date (as defined below), except to the extent that the holder thereof would have been entitled to such Canadian Additional Amounts on presenting such Note or coupon for payment on the last day of such period of 15 days.

                  The term "Relevant Date" means the later of (i) the date on which payment in respect of the relevant Note or Coupon becomes due and payable; and (ii) if the full amount of the moneys payable on such date has not been received by the Fiscal and Paying Agent on or prior to such date, the date on which the full amount of such moneys having been so received, notice of such receipt is duly published in accordance with the terms set out under Section 19
- "Notices to Parties" below.

                  (d) Tax Redemption. All Notes of the same Series may be
                      --------------
redeemed in whole but not in part, at the option of the relevant Issuer at any time prior to maturity, upon the giving of a notice of redemption, at a redemption price (except as otherwise specified herein or in the applicable Corporate Order) equal to 100% of the principal amount thereof, together with accrued interest to the date fixed for redemption, or, in the case of Original Issue Discount Notes, at 100% of the portion of the face amount thereof that has accreted to the date of redemption, if the relevant Issuer or (in the case of Notes issued by GEC Australia or GEC Canada) the Guarantor determines that, as a result of any change in or amendment to the laws (or any regulations or ruling promulgated thereunder) of the United States or of any political subdivision or taxing authority thereof or therein affecting taxation, or any change in official position regarding the application or interpretation of such laws, regulations or ruling, which change or amendment becomes effective on or after the date of issuance of the first Tranche of Notes of such Series (if sold on an agency basis) or the date on which an Agent acting as principal agreed to purchase such Tranche of Notes, the relevant Issuer or the Guarantor, as the case may be, has or will become obligated to pay U.S. Additional Amounts with respect to such Notes as described under Section 9(a) hereof. Prior to the giving of any notice of redemption pursuant to this paragraph, the relevant Issuer shall deliver to the Fiscal and Paying Agent, (i) a certificate stating that the relevant Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of such Issuer to so redeem have occurred (the date on which such certificate is delivered to the Fiscal and Paying Agent is herein called the"Redemption Determination Date"), and (ii) an opinion of counsel satisfactory to the Fiscal Agent to such effect based on such statement of facts; provided that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the relevant Issuer or the Guarantor, as the case may be, would be obligated to pay such U.S. Additional Amounts if a payment in respect of such Notes were then due.

                  Notice of redemption will be given not less than 30 nor more than 60 days prior to the date fixed for redemption, which date and the applicable redemption price will be specified in the notice.

                  If any date fixed for redemption is a date prior to the Exchange Date for a temporary global Bearer Note, payment on such redemption date will be made subject to receipt of a certificate substantially in the form set forth in Exhibit B-1, delivery of which is a condition to payment of such Notes.

                  (e) Tax Redemption: Notes Issued by GEC Australia. All Notes
                      ---------------------------------------------
of the same Series issued by GEC Australia may be redeemed, at the option of GEC Australia, in whole but not in part, at any time prior to maturity, upon the giving of a notice of redemption as described under Section 9(d) hereof, at a redemption price (except as otherwise specified herein or in the applicable Corporate Order) equal to 100% of the principal amount thereof, together with accrued interest to the date fixed for redemption, or, in the case of Original Issue Discount Notes, at 100% of the portion of the face amount thereof that has accreted to the date of redemption, if (i) a certificate under Section 128F(4) of the Income Tax Assessment Act 1936 (as amended) of Australia (a "128F Certificate") with respect to the payment of interest on such Notes is required for an exemption to Australian withholding tax and such certificate is not issued or any application by GEC Australia for such a 128F Certificate is denied with the result that on the occasion of the next payment due in respect of such Notes GEC Australia or the Guarantor, as the case may be, would be required to pay Australian Additional Amounts with respect to such Notes as described under
Section 9(b) hereof or (ii) GEC Australia or the Guarantor, as the case may be, determines that, as a result of any change in or amendment to the laws (or any regulations or rulings promulgated thereunder) of Australia or of any political subdivision or taxing authority thereof or therein affecting taxation, or any change in official position regarding the application or interpretation of such laws, regulations or rulings, including any change effected by guidance in any form from an official source, which change or amendment becomes effective on or after the date of issuance of the first

Tranche of Notes of such Series (if sold on an agency basis) or the date on which an Agent acting as principal agrees to purchase such Tranche of Notes, GEC Australia or the Guarantor, as the case may be, has or will become obligated to pay Australian Additional Amounts with respect to the Notes as described under
Section 9(b) hereof. Prior to the giving of any notice of redemption pursuant to this paragraph, GEC Australia or the Guarantor, as the case may be, shall deliver to the Fiscal Agent (i) a certificate stating that GEC Australia is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of GEC Australia to so redeem have occurred and (ii) an opinion of counsel satisfactory to the Fiscal Agent to such effect based on such statement of facts; provided that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which GEC Australia or the Guarantor, as the case may be, would be obligated to pay such Australian Additional Amounts if a payment in respect of such Notes were then due.

                  (f) Tax Redemption: Notes Issued by GEC Canada. All Notes of
                      ------------------------------------------
the same Series issued by GEC Canada may be redeemed, at the option of GEC Canada, in whole but not in part, at any time prior to maturity, upon the giving of a notice of redemption as described under Section 9(d) hereof, at a redemption price (except as otherwise specified herein or in the applicable Corporate Order) equal to 100% of the principal amount thereof, together with accrued interest to the date fixed for redemption, or, in the case of Original Issue Discount Notes, at 100% of the portion of the face amount thereof that has accreted to the date of redemption, if GEC Canada or the Guarantor, as the case may be, determines that, as a result of any change in or amendment to the laws (or any regulations or rulings promulgated thereunder) of Canada or of any province or territory or political subdivision thereof or any authority or agency therein or thereof having power to tax, or any change in official position regarding the application or interpretation of such laws, regulations or rulings, including any change effected by guidance in any form from an official source, which change or amendment becomes effective on or after the date of issuance of the first Tranche of Notes of such Series (if sold on an agency basis) or the date on which an Agent acting as principal agreed to purchase such Tranche of Notes, GEC Canada or the Guarantor, as the case may be, has or will become obligated to pay Canadian Additional Amounts with respect to the Notes as described under Section 9(c) hereof. Prior to the giving of any notice of redemption pursuant to this paragraph, GEC Canada or the Guarantor, as the case may be, shall deliver to the Fiscal Agent (i) a certificate stating that GEC Canada is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of GEC Canada to so redeem have occurred and (ii) an opinion of counsel satisfactory to the Fiscal Agent to such effect based on such statement of facts; provided that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which GEC Canada or the Guarantor, as the case may be, would be obligated to pay such Canadian Additional Amounts if a payment in respect of such Notes were then due.

                  (g) Special Tax Redemption of Bearer Notes. If the relevant
                      --------------------------------------
Issuer or (in the case of Notes issued by GEC Australia or GEC Canada) the Guarantor shall determine that any payment made outside the United States by such Issuer, the Guarantor (if the Guarantor is required to make payments under the relevant Guarantee) or any Paying Agent of principal or interest due in respect of any Bearer Notes of any Series would, under any present or future laws or regulations of the United States, be subject to any certification, identification or other information reporting requirement of any kind, the effect of which requirement is the disclosure to such Issuer, the Guarantor, any Paying Agent or any governmental authority of the nationality, residence or identity of a beneficial owner of such Bearer Note or coupon who is a United States Alien (other than such a requirement (a) which would not be applicable to a payment made by such Issuer, the Guarantor or any Paying Agent (i) directly to the beneficial owner or (ii) to a custodian, nominee or other agent of the beneficial owner, or (b) which can be satisfied by such custodian, nominee or other agent certifying to the effect that such beneficial owner is a United States Alien, provided that in each case referred to in clauses (a)(ii) and (b) payment by such custodian, nominee or agent to such beneficial owner is not otherwise subject to any such requirement), the relevant Issuer shall (in the case of Notes issued by GE Capital or GEC Australia) or may (in the case of Notes issued by GEC Canada) redeem the Bearer Notes of such Series, in whole, at a redemption price equal to 100% of the principal amount thereof, together with accrued interest to the date fixed for redemption, or, in the case of Original Issue Discount Notes, at 100% of the portion of the face amount thereof that has accreted to the date of redemption, or, at the election of such Issuer or the Guarantor, if the conditions of the next paragraph are satisfied, pay the additional amounts specified in such paragraph. The relevant Issuer or the Guarantor, as the case may be, shall make such determination and election as soon as practicable and publish prompt notice thereof (the "Determination Notice") stating the effective date of such certification, identification or other information reporting requirements, whether such Issuer will redeem the Bearer Notes of such Series, or whether such Issuer or the Guarantor, as the case may be, has elected to pay the U.S. Additional Amounts specified in the next paragraph, and (if applicable) the last date by which the redemption of the Bearer Notes of such Series must take place, as provided in the next succeeding sentence. If the relevant Issuer redeems the Bearer Notes of such Series, such redemption shall take place on such date, not later than one year after the publication of the Determination Notice, as the relevant Issuer or the Guarantor, as the case may be, shall elect by notice to the Fiscal and Paying Agent at least 60 days prior to the date fixed for redemption. Notice of such redemption of the Bearer Notes of such Series will be given to the holders of such Bearer Notes not more than 60 nor less than 30 days prior to the date fixed for redemption. Such redemption notice shall include a statement as to the last date by which the Bearer Notes of such Series to be redeemed may be exchanged for Registered Notes. Notwithstanding the foregoing, the relevant Issuer shall not so redeem such Bearer Notes if such Issuer or the Guarantor shall subsequently determine, not less than 30 days prior to the date fixed for redemption, that subsequent payments would not be subject to any such requirement, in which case such Issuer or the Guarantor shall publish prompt notice of such determination and any earlier redemption notice shall be revoked and of no further effect. The right of the holders of Bearer Notes called for redemption pursuant to this paragraph to exchange such Bearer Notes for Registered Notes will terminate at the close of business of the Principal Paying Agent on the fifteenth day prior to the date fixed for redemption, and no further exchanges of such Series of Bearer Notes for Registered Notes shall be permitted.

                  If and so long as the certification, identification or other information reporting requirements referred to above in the preceding paragraph would be fully satisfied by payment of a backup withholding tax or similar charge, the relevant Issuer or the Guarantor, as the case may be, may elect to pay as U.S. Additional Amounts such amounts as may be necessary so that every net payment made outside the United States following the effective date of such requirements by such Issuer, the Guarantor or any Paying Agent of principal or interest, including original issue discount, due in respect of any Bearer Note or any coupon of which the beneficial owner is a United States Alien (but without any requirement that the nationality residence of identity of such beneficial owner be disclosed to such Issuer, the Guarantor, any Paying Agent or any governmental authority, with respect to the payment of such additional amounts), after deduction or withholding for or on account of such backup withholding tax or similar charge (other than a backup withholding tax or similar charge which (i) would not be applicable in the circumstances referred to in the third parenthetical clause of the first sentence of the preceding paragraph, or (ii) is imposed as a result of presentation of such Bearer Note or coupon for payment more than 15 days after the date on which such payment becomes due and payable or on which payment thereof is duly provided for, whichever occurs later), will not be less than the amount provided for in such Bearer Note or coupon to be then due and payable. In the event the relevant Issuer or the Guarantor, as the case may be, elects to pay any U.S. Additional Amounts pursuant to this paragraph, such Issuer shall have the right to redeem the Bearer Notes of such Series in whole at any time pursuant to the applicable provisions of the preceding paragraph and the redemption price of such Bearer Notes shall not be reduced for applicable withholding taxes. If such Issuer or the Guarantor, as the case may be, elects to pay U.S. Additional Amounts pursuant to this paragraph and the condition specified in the first sentence of this paragraph should no longer be satisfied, then such Issuer shall (in the case of Notes issued by GE Capital or GEC Australia) or may (in the case of Notes issued by GEC Canada) redeem the Bearer Notes of such Series in whole, pursuant to the applicable provisions of the preceding paragraph.

                  10. Covenant of the Issuers and the Guarantor. (a) Each Issuer
                      -----------------------------------------
and (in the case of Notes issued by GEC Australia or GEC Canada) the Guarantor covenant and agree for the benefit of all Notes issued hereunder that they will duly and punctually pay or cause to be paid the principal of, premium, if any, and interest, if any, on all such Notes (together with any Additional Amounts) at the places, at the respective times and in the manner provided in such Notes, in the coupons, if any appertaining thereto, and in this Agreement. The interest on Notes issued with coupons (together with any Additional Amounts) shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature. If any temporary Bearer Note provides that interest thereon may be paid while such Note is in temporary form, the interest on any such temporary Bearer Note (together with any Additional Amounts) shall be paid, as to the installments of interest only upon presentation and surrender thereof, and, as to the other installments of interest, if any, only upon presentation of such Notes for notation thereon of the payment of such interest, in each case subject to the restrictions set forth in Section 5.

                  11. Obligations of the Fiscal and Paying Agent. The Fiscal and
                      ------------------------------------------
Paying Agent accepts its obligations set forth herein and in the Notes upon the terms and conditions hereof and thereof, including the following, to all of which each Issuer and (in the case of Notes issued by GEC Australia or GEC Canada) the Guarantor agree and to all of which the rights of the holders from time to time of the Notes of each Series shall be subject:

                  (a) The Fiscal and Paying Agent shall be entitled to the compensation to be agreed upon with the relevant Issuer and the Guarantor for all services rendered by it, and such Issuer and the Guarantor agree promptly to pay such compensation and to reimburse the Fiscal and Paying Agent for its reasonable out-of-pocket expenses (including fees and expenses of counsel) incurred by it in connection with the services rendered by it hereunder. The relevant Issuer and the Guarantor also agree to indemnify the Fiscal and Paying Agent and each paying agent of such Issuer and the Guarantor for, and to hold each of them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part arising out of or in connection with their acting as Fiscal and Paying Agent or paying agent of such Issuer and the Guarantor hereunder. The obligations of such Issuer and the Guarantor under this subsection (a) shall survive the payment of the Notes and the resignation or removal of the Fiscal and Paying Agent and each paying agent of such Issuer and the Guarantor, as the case may be.

                  (b) In acting under this Agreement and in connection with the Notes, the Fiscal and Paying Agent and each paying agent of the relevant Issuer and the Guarantor are acting solely as agents of such Issuer and the Guarantor and do not assume any obligation towards or relationship of agency or trust for or with any of the beneficial owners or holders of the Notes except that all funds held by the Fiscal and Paying Agent or any other paying agent of such Issuer and the Guarantor for the payment of the principal of, premium and interest on (and Additional Amounts, if any, with respect to) the Notes shall be held in trust by them and applied as set forth herein and in the Notes, but need not be segregated from other funds held by them, except as required by law; provided that moneys paid by the relevant Issuer or
                          --------
         the Guarantor to the Fiscal and Paying Agent or any other paying agent of such Issuer or the Guarantor for the payment of the principal of, premium and interest on (and Additional Amounts, if any, with respect to) any of the Notes and remaining unclaimed at the end of three years after the date on which such principal, premium or interest (or Additional Amounts, if any) shall have become due and payable shall be repaid to the relevant Issuer or the Guarantor, as the case may be, as provided and in the manner set forth in Section 5, whereupon the aforesaid trust shall terminate and all liability of the Fiscal and Paying Agent or any other paying agent of the relevant Issuer and the Guarantor to such Issuer and the Guarantor with respect to such moneys shall cease.

                  (c) The Fiscal and Paying Agent may consult with counsel and any advice or written opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or opinion.

                  (d) The Fiscal and Paying Agent and each paying agent of the relevant Issuer and the Guarantor shall be protected and shall incur no liability for or in respect of any action taken or omitted to be taken or thing suffered by them in reliance upon any Note, coupon, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by them to be genuine and to have been presented or signed by the proper party or parties.

                  (e) The Fiscal and Paying Agent or any paying agent of the relevant Issuer or the Guarantor may, in its individual capacity or any other capacity, become the owner of, or acquire any interest in, any Notes or other obligations of such Issuer or the Guarantor with the same rights that it would have if it were not the Fiscal and Paying Agent or such paying agent of such Issuer or the Guarantor, and may engage or be interested in any financial or other transaction with such Issuer or the Guarantor and may act on, or as depositary, trustee or agent for, any committee or body of beneficial owners or holders of Notes or other obligations of such Issuer or the Guarantor as freely as if it were not the Fiscal and Paying Agent or such paying agent of such Issuer or the Guarantor.

                  (f) Neither the Fiscal and Paying Agent nor any other paying agent of the relevant Issuer or the Guarantor shall be under any liability for interest on any moneys received by it pursuant to any of the provisions of this Agreement or the Notes.

                  (g) The recitals contained herein and in the Notes (except in the Fiscal and Paying Agent's certificate of authentication) shall be taken as the statements of the relevant Issuer and the Guarantor, and the Fiscal and Paying Agent assumes no responsibility for the correctness of the same. The Fiscal and Paying Agent does not make any representation as to the validity or sufficiency of this Agreement or the Notes. Neither the Fiscal and Paying Agent nor any paying agent of the relevant Issuer and the Guarantor shall be accountable for the use or application by such Issuer of any of the Notes or the proceeds thereof.

                  (h) The Fiscal and Paying Agent and each paying agent of the relevant Issuer and the Guarantor shall be obligated to perform such duties and only such duties as are herein and in the Notes specifically set forth, and no implied duties or obligations shall be read into this Agreement or the Notes against the Fiscal and Paying Agent or any such paying agent. The Fiscal and Paying Agent shall not be under any obligation to take any action hereunder which may tend to involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it.

                  (i) Unless otherwise specifically provided herein or in the Notes, any order, certificate, notice, request, direction or other communication from the relevant Issuer or the Guarantor made or given under any provision of this Agreement shall be sufficient if signed by the President, any Senior Vice President or Vice President, the Secretary or any Assistant Secretary or any duly authorized attorney-in-fact of the relevant Issuer or the Guarantor, as the case may be.

                  12. Maintenance and Resignation of Fiscal and Paying Agent.
                      ------------------------------------------------------
(a) The relevant Issuer and (in the case of Notes issued by GEC Australia or GEC Canada) the Guarantor agree, for the benefit of the beneficial owners from time to time of the Notes, that, until all of the Notes and coupons are no longer outstanding or until moneys for the payment of all of the principal of, premium and interest on all outstanding Notes (and Additional Amounts, if any) shall have been made available at the principal office of the Fiscal and Paying Agent, and shall have been returned to the relevant Issuer or (in the case of Notes issued by GEC Australia or GEC Canada) the Guarantor as provided in Section 11(b), whichever occurs earlier, there shall at all times be a Fiscal and Paying Agent hereunder. The Fiscal and Paying Agent shall at all times maintain a place of business in, or in lieu thereof maintain an agent for service of process located in, London, England.

                  (b) The Fiscal and Paying Agent may at any time resign by giving written notice of its resignation mailed to the relevant Issuer and the Guarantor specifying the date on which its resignation shall become effective; provided that such date shall be at least 90 days after the date on which such
--------
notice is given unless such Issuer and the Guarantor agree to accept less notice. Upon receiving such notice of resignation, the relevant Issuer and the Guarantor shall promptly appoint a successor fiscal and paying agent, qualified as aforesaid, by written instrument in duplicate signed on behalf of such Issuer and the Guarantor, one copy of which shall be delivered to the resigning Fiscal and Paying Agent and one copy to the successor fiscal and paying agent. Such resignation shall become effective upon the earlier of (i) the effective date of such resignation or (ii) the acceptance of appointment by the successor fiscal and paying agent as provided in subsection (c). The relevant Issuer and the Guarantor may, at any time and for any reason, and shall, upon any event set forth in the next succeeding sentence, remove the Fiscal and Paying Agent and appoint a successor fiscal and paying agent, qualified as aforesaid, by written instrument in duplicate signed on behalf of such Issuer and the Guarantor, one copy of which shall be delivered to the Fiscal and Paying Agent being removed and one copy to the successor fiscal and paying agent. The Fiscal and Paying Agent shall be removed as aforesaid if it shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Fiscal and Paying Agent or of its property shall be appointed, or any public officer shall take charge or control of it or of its property or affairs for the purpose of rehabilitation, conservation or liquidation. Any removal of the Fiscal and Paying Agent and any appointment of a successor fiscal and paying agent shall become effective upon acceptance of appointment by the successor fiscal and paying agent as provided in subsection (c). Upon its resignation or removal, the Fiscal and Paying Agent shall be entitled to the payment by the relevant Issuer or the Guarantor of its compensation for the services rendered hereunder and to the reimbursement of all reasonable out-of-pocket expenses incurred in connection with the services rendered by it hereunder (including any resignation expenses of the Fiscal and Paying Agent and fees and expenses of counsel).

                  (c) Any successor fiscal and paying agent appointed as provided in subsection (b) shall execute and deliver to its predecessor and to the relevant Issuer and the Guarantor an instrument accepting such appointment hereunder, and thereupon such successor fiscal and paying agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Fiscal and Paying Agent hereunder, and such predecessor, upon payment of its compensation and out-of-pocket expenses then unpaid, shall pay over to such successor agent all moneys or other property at the time held by it hereunder.

                  (d) Any corporation or bank into which the Fiscal and Paying Agent may be merged or converted, or with which the Fiscal and Paying Agent may be consolidated, or any corporation or bank resulting from any merger, conversion or consolidation to which the Fiscal and Paying Agent shall be a party, or any corporation or bank succeeding to the fiscal agency business of the Fiscal and Paying Agent shall be the successor to the Fiscal and Paying Agent hereunder (provided that such corporation or bank shall be qualified as aforesaid) without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                  13. Paying Agency. Each Issuer and (in the case of Notes
                      -------------
issued by GEC Australia or GEC Canada) the Guarantor hereby initially appoints Chase Manhattan Bank Luxembourg S.A. as its paying agent for the Notes outside the United States (a "Paying Agent"). In addition, each Issuer and the Guarantor initially appoints Chase Manhattan Bank AG as its Paying Agent for Notes denominated or payable in Deutsche Marks. Each Issuer and the Guarantor shall cause each Paying Agent appointed by such Issuer and the Guarantor to execute and deliver to the Fiscal and Paying Agent an instrument in which such agent shall agree with the Fiscal and Paying Agent, subject to the provisions of this Section,

                  (1) that it will hold all sums held by it as such agent for the payment of the principal of, premium, if any, or interest, if any, on such Notes (whether such sums have been paid to it by the Issuer or the Guarantor or by any other obligor on such Notes) in trust for the benefit of the holders of such Notes, or the coupons appertaining thereto, if any;

                  (2) that it will give the Fiscal and Paying Agent notice of any failure by any such Issuer or the Guarantor (or by any other obligor on such Notes) to make any payment of the principal of, premium, if any, or interest, if any, on such Notes when the same shall be due and payable; and

                  (3) that at any time during the continuance of any failure by any such Issuer or the Guarantor (or by any other obligor on such Notes) specified in the preceding paragraph (2), such paying agent will, upon the written request of the Fiscal and Paying Agent, forthwith pay to the Fiscal and Paying Agent all sums so held in trust by it.

The Fiscal and Paying Agent shall arrange with all such paying agencies for the payment, from funds furnished by each Issuer and the Guarantor to the Fiscal and Paying Agent pursuant to this Agreement, of the principal of, premium and interest on the Notes (and Additional Amounts, if any, with respect to the Notes).

                  14. Merger, Consolidation, Sale or Conveyance. (a) Each Issuer
                      -----------------------------------------
and (in the case of Notes issued by GEC Australia and GEC Canada) the Guarantor covenant that they will not merge or consolidate with any other corporation or sell, convey, transfer or otherwise dispose of all or substantially all of their respective assets to any corporation, unless (i) either such Issuer or the Guarantor, as the case may be, shall be the continuing corporation, or the successor corporation (if other than such Issuer or the Guarantor) shall be (a) with respect to GE Capital, a corporation organized and existing under the laws of the United States of America or a state thereof, (b) with respect to GEC Australia, a corporation incorporated under the laws of Australia and (c) with respect to GEC Canada, a corporation incorporated under the laws of Canada or any province of territory thereof, and such corporation shall expressly assume the due and punctual payment of the principal of, and premium, if any, and interest, if any, on all the Notes and coupons, if any, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Agreement and the Notes to be performed by such Issuer or the Guarantor, as the case may be, executed and delivered to the Fiscal and Paying Agent by such corporation, and (ii) such Issuer or the Guarantor or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale, conveyance, transfer or other disposition, be in default in the performance of any such covenants or conditions.

                  (b) In case of any such consolidation, merger, sale, conveyance (other than by way of lease), transfer or other disposition, and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the relevant Issuer or the Guarantor, as the case may be, with the same effect as if it had been named herein as such Issuer or the Guarantor, and such Issuer or the Guarantor shall be relieved of any further obligation under this Agreement and under the Notes and coupons, if any, and may be dissolved, wound up and liquidated at any time thereafter. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the relevant Issuer or the Guarantor, as the case may be, any or all of the Notes issuable hereunder together with any coupons appertaining thereto which theretofore shall not have been signed by such Issuer or the Guarantor and delivered to the Fiscal and Paying Agent; and, upon the order of such successor corporation, instead of such Issuer or the Guarantor and subject to all the terms, conditions and limitations in this Agreement prescribed, the Fiscal and Paying Agent shall authenticate and shall deliver any Notes together with any coupons appertaining thereto which previously shall have been signed and delivered to the Fiscal and Paying Agent for that purpose. All Notes appertaining thereto shall in all respects have the same legal rank and benefit under this Agreement as the Notes theretofore or thereafter issued in accordance with the terms of this Agreement as though all or such Notes had been issued at the date of the execution hereof.

                  In case of any such consolidation, merger, sale, conveyance, transfer or other disposition, such changes in phraseology and form (but not in substance) may be made in the Notes and coupons thereafter to be issued as may be appropriate.

                  15. Meetings of Holders of the Notes. (a) Each Issuer or (in
                      --------------------------------
the case of Notes issued by GEC Australia or GEC

Canada) the Guarantor may at any time call a meeting of the holders of the Notes of any or all Series, such meeting to be held at such time and at such place as such Issuer or the Guarantor shall determine, for the purpose of obtaining a waiver of or an amendment to any provision of this Agreement or the Notes of any Series (to the extent permitted in Section 18 hereof). For purposes of this Section, "holders of a global Bearer Note" shall be those persons shown on the records of the Euroclear Operator or Cedel Bank as having interests in such global Bearer Note credited to their respective securities clearance accounts on the date on which notice of the meeting is given. Notice of any meeting of Noteholders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be (i) if any Bearer Notes of a Series affected are then outstanding, published prior to the date fixed for the meeting at least once a week for three successive weeks in a daily newspaper in the English language of general circulation in London, England and if the Notes of such Series are listed on the Luxembourg Stock Exchange and such Exchange so requires, in a daily newspaper (as defined in
Section 6(a) hereof) of general circulation in Luxembourg or, if publication in either London or Luxembourg is not practical, elsewhere in Western Europe and
(ii) if any Registered Notes of a Series affected are then outstanding, mailed to the holders of then outstanding Registered Notes of each Series affected at their addresses as they shall appear on the books of the Registrar. The first publication or mailing of notice, in the case of Registered Notes, shall be made not less than 20 nor more than 180 days prior to the date fixed for such meeting. Such publication is expected to be made in the Financial Times and (if
                                                        ---------------
such Series of Notes is listed on the Luxembourg Stock Exchange) the Luxemburger
                                                                     -----------
Wort. To be entitled to vote at any meeting of holders of Notes a person shall
----
be (i) a holder of one of more Notes of the relevant Series with respect to which such meeting is being held or (ii) a person appointed by an instrument in writing as proxy by the holder of one or more such Notes. The only persons who shall be entitled to be present or to speak at any meeting of the holders of the Notes of any Series shall be the persons entitled to vote at such meeting and their counsel and any representatives of the relevant Issuer, the Guarantor and their counsel.

                  (b) The persons entitled to vote a majority in principal amount of the Notes of the relevant Series at the time outstanding shall constitute a quorum for the purpose of obtaining any such waiver or amendment. No business shall be transacted in the absence of a quorum, unless a quorum is present when the meeting is called to order. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall be adjourned for a period of not less than 10 calendar days as determined by the chairman of the meeting. In the absence of a quorum within 30 minutes of the time appointed for any such adjourned meeting, such adjourned meeting shall be further adjourned for a period of not less than 10 calendar days as determined by the chairman of the meeting. Notice of the reconvening of any adjourned meeting shall be given as provided above except that such notice need be published only once, but must be mailed or published not less than five days prior to the date on which the meeting is scheduled to be reconvened. Subject to the foregoing, at the reconvening of any meeting further adjourned for lack of a quorum, the persons entitled to vote 25% in principal amount of the Notes of the relevant Series at the time outstanding shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the aggregate principal amount of the outstanding Notes of the relevant Series which shall constitute a quorum.

                  (c) At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution with respect to such waiver or amendment shall be effectively passed and decided if passed and decided by the favorable vote of persons entitled to vote the lesser of (i) a majority in the principal amount of the Notes of the relevant Series then outstanding or (ii) 75% in principal amount of such Notes represented and voting at the meeting. Any Noteholder who has executed an instrument in writing appointing a person as proxy shall be deemed to be present for the purposes of determining a quorum and be deemed to have voted; provided that such Noteholder shall be considered as present and voting only with respect to the matters covered by such instrument in writing (which may include authorization to vote on any other matters as may come before the meeting). Any resolution passed or decision taken at any meeting of Noteholders duly held in accordance with this Section shall be conclusive and binding on all the Noteholders of the relevant Series whether or not present or represented at the meeting.

                  (d) The holding of definitive Bearer Notes of the relevant Series for purposes of this Section shall be proved by the production of such Notes or by a certificate executed by any trust company, bank, banker or recognized securities dealer satisfactory to the relevant Issuer and the Guarantor, wherever situated, if such certificate shall be deemed by such Issuer and the Guarantor to be satisfactory. Each such certificate shall be dated and shall state that on the date thereof a Note of the relevant Series bearing a specified identifying number was deposited with or exhibited to such trust company, bank, banker or recognized securities dealer by the person named in such certificate. Any such certificate may be issued in respect of one or more such Bearer Notes specified therein. The holding of an interest in any global Bearer Note of the relevant Series shall be proved by a certificate of the Euroclear Operator or Cedel Bank. The holding by the person named in any such certificate of any such Bearer Note or interest in a global Bearer Note specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (i) another certificate bearing a later date issued in respect of the same Bearer Note or interest in a global Bearer Note shall be produced, (ii) such Bearer Note specified in such certificate shall be produced by some other person or (iii) such Bearer Note specified in such certificate shall have ceased to be outstanding. The appointment of any proxy shall be proved by having the signature of the person executing the proxy witnessed or guaranteed by any bank, banker, trust company or New York Stock Exchange member firm satisfactory to the relevant Issuer and the Guarantor.

                  (e) Each Issuer and the Guarantor shall appoint a temporary chairman of the meeting. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Notes of the relevant Series represented at the meeting. At any meeting each Noteholder of the relevant Series or proxy shall be entitled to one vote for each 1,000 U.S. dollars (or the equivalent thereof in any foreign or composite currency) of principal amount (in the case of Original Issue Discount Notes of the relevant Series, such principal amount thereof that would be due and payable as of the date of such meeting upon a declaration of acceleration of the maturity thereof pursuant to Section 8) of such Notes held or represented by such Noteholder or proxy; provided, however, that no vote shall be cast or
                          --------  -------
counted at any meeting in respect of any Note of the relevant Series challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote except as a Noteholder or proxy. Any meeting of Noteholders duly called at which a quorum is present may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

                  (f) The vote upon any resolution submitted to any meeting of Noteholders shall be by written ballot on which shall be subscribed the signatures of such Noteholders or proxies and on which shall be inscribed the principal amount (in the case of Original Issue Discount Notes of the relevant Series, such principal amount thereof that would be due and payable as of the date of such vote upon a declaration of acceleration of the maturity thereof pursuant to Section 8) and the identifying number or numbers of the Notes of such Series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Noteholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was published as provided above. The record will show the principal amount of the Notes (in the case of Original Issue Discount Notes, such principal amount thereof that would be due and payable as of the date of such vote upon a declaration of acceleration of the maturity thereof pursuant to Section 8) voting in favor of or against any resolution. The record shall be signed and verified by the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the relevant Issuer or the Guarantor and the other to the Fiscal and Paying Agent to be preserved by the Fiscal and Paying Agent, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                  16. Consent of Holders. (a) Any authorization, direction,
                      ------------------
notice, consent, waiver, amendment or other action provided by the provisions of this Agreement or the Notes of any Series to be given or taken by holders (which term as used in this Section shall mean with respect to any global Bearer Note those persons shown on the records of the Euroclear Operator or Cedel Bank as having interests in such global Bearer Note credited to their respective securities clearance accounts) of Notes of such Series may be embodied in and evidenced by one or more instruments of substantially similar tenor, listing the serial number of the Note or Notes of such Series in respect of which each such instrument is submitted, signed by the requisite number of such holders in person or by their agent duly appointed in writing; and, except as herein or therein expressly provided, any such instrument shall become irrevocable when delivered, and such action shall become effective when such instrument signed by such holders is delivered to the Fiscal and Paying Agent or other paying agency of the relevant Issuer and (in the case of Notes issued by GEC Australia or GEC Canada) the Guarantor. Proof of execution of any such instrument or of a writing appointing any such agent by the holder of any such Note shall be sufficient for any such purpose of this Agreement or such Notes and conclusive in favor of (i) the Fiscal and Paying Agent or other paying agency of such Issuer and the Guarantor and (ii) such Issuer and the Guarantor if made in the manner provided in this Section.

                  (b) The fact and date of execution of any such instrument and the fact that any person is the holder of the Note or Notes of any Series of which the serial numbers are listed in such instrument may be proved by the certificate of a financial institution of recognized standing to such effect, or in any other manner which the relevant Issuer and the Guarantor deem sufficient.

                  (c) Any authorization, direction, notice, consent, waiver or other action by the holder of any Note shall bind every future holder of such
Note in respect of anything done, omitted or suffered to be done in reliance thereon, whether or not notation of such action is made upon such Note.

                  17. Stamp Taxes. The relevant Issuer or the Guarantor will pay
                      -----------
all stamp or other documentary taxes or duties, if any, to which the execution or delivery of this Agreement or the issuance of the Notes of any Series or any coupons appertaining thereto may be subject.

                  18. Modifications and Amendments. (a) This Agreement may be
                      ----------------------------
amended by the parties hereto, without the consent of the holder (which term as used in this Section shall mean with respect to any global Bearer Note those persons shown on the records of the Euroclear Operator or Cedel Bank as having interests in such global Bearer Note credited to their respective securities clearance accounts) of any Note, for the purposes of (i) providing for the issuance of Notes pursuant to Section 2 hereof; (ii) curing any ambiguity or correcting or supplementing any provision contained herein which may be defective or inconsistent with any other provision contained herein; (iii) adding to the covenants of the relevant Issuer or (in the case of Notes issued by GEC Australia or GEC Canada) the Guarantor for the protection of the holders of all or any Series of the Notes; (iv) effecting any assumption of the relevant Issuer's or the Guarantor's obligations hereunder and under the Notes or the Guarantee by a successor corporation pursuant to Section 14(a) of this Agreement; (v) evidencing and providing for the acceptance of appointment hereunder by a successor Fiscal and Paying Agent with respect to the Notes of one or more Series; or (vi) amending this Agreement in any other manner which the parties may mutually deem necessary or desirable and which shall not adversely affect the interests of the holders of the Notes of any Series outstanding on the date of such amendment. Nothing in the Fiscal Agency Agreement prevents the Issuers, the Guarantor and the Fiscal Agent from amending the Fiscal Agency Agreement in such a manner as to only have a prospective effect on Notes issued on or after the date of such amendment.

                  (b) Modifications and amendments to this Agreement or the Notes of any Series or the Guarantee may also be made, and future compliance therewith or past Event of Default by the relevant Issuer or the Guarantor may be waived, by holders of not less than a majority in aggregate principal amount of the Notes of such Series (or, in each case, such lesser amount as shall have acted at a meeting of holders of such Notes, pursuant to Section 15 of this Agreement); provided, however, that
                                                       --------  -------
no such modification or amendment to this Agreement or the Notes may, without the consent of the holders of each such Note of such Series affected thereby,
(i) change the stated maturity of the principal of any such Note of such Series or extend the time for payment of interest thereon; (ii) change the amount of the principal of an Original Issue Discount Note of such Series that would be due and payable upon an acceleration of the maturity thereof; (iii) reduce the amount of interest payable thereon or the amount payable thereon in the event of redemption or acceleration; (iv) change the currency of payment of principal of or any other amounts payable on any such Note; (v) impair the right to institute suit for the enforcement of any such payment on or with respect to any such Note or the Guarantee; (vi) reduce the above-stated percentage of the principal amount of Notes of such Series the consent of whose holders is necessary to modify or amend this Agreement or the Notes of such Series or reduce the percentage of Note of such Series required for the taking of action or the quorum required at any such meeting of holders of Notes of such Series; or (vii) modify the foregoing requirements to reduce the percentage of outstanding Notes of such Series necessary to waive any future compliance or past default.

                  (c) Any such modification or amendments will be conclusive and binding on all holders of Notes of the relevant Series and on all future holders of such Notes, whether or not they have consented to such modifications or amendments and whether or not notation of such modifications or amendments is made upon the Notes of such Series.

                  19. Notices to Parties. All notices hereunder to the parties
                      ------------------
hereto shall be deemed to have been given when sent by certified or registered mail, postage prepaid, or by facsimile transmission, addressed to any party hereto as follows:

                                     Address
                                     -------

GE Capital                 General Electric Capital Corporation
                           260 Long Ridge Road
                           Stamford, Connecticut  06927 U.S.A.
                           Attention: Senior Vice President-Corporate Treasury and Global Funding Operation
                           Facsimile:  203-357-4975
                           Telephone:  203-357-4000


GEC Australia              GE Capital Australia Limited
                           88 Walker Street
                           North Sydney NSW 2060
                           Australia
                           Attention:  Robert Johnston
                           Facsimile:  612-954-1870
                           Telephone:  612-900-4300
                           in each case with a copy to GE Capital in its capacity as Guarantor delivered in accordance with this Section 19;


GEC Canada                 General Electric Capital Canada Inc.
                           2300 Meadowvale Boulevard
                           Mississauga, Ontario
                           Canada L5N 5P9
                           Attention:  Vice President and Counsel
                           Facsimile:  905-858-5456
                           Telephone:  905-858-5100

                           in each case with a copy to GE Capital in its capacity as Guarantor delivered in accordance with this Section 19;


Fiscal and
Paying Agent               The Chase Manhattan Bank (National Association),
                           London Branch
                           Woolgate House, Coleman Street
                           London EC2P 2HD, England
                           Attention:  Manager, Corporate Trust Operations
                           Facsimile:  011-44-1202-347-945
                           Telephone:  011-44-1202-347-432

or at any other address of which either of the foregoing shall have notified the other in writing.

                  Any notice, direction, request or demand by any holder of Notes or coupons to or upon the Fiscal and Paying Agent shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the principal London office of the Fiscal and Paying Agent, addressed to the attention of its corporate trust office.

                  20. Notices to and by Holders of the Notes. Each Issuer and
                      --------------------------------------
(in the case of Notes issued by GEC Australia or GEC Canada) the Guarantor will give notice promptly to the holders of the Notes of the termination of appointment of any paying agent of such Issuer and the Guarantor. Such notice shall be published in a daily newspaper in the English language of general circulation in London, England, and if the Series of Notes is listed on the Luxembourg Stock Exchange and such Exchange so requires, in a daily newspaper of general circulation in Luxembourg or, if publication in either London or Luxembourg is not practical, elsewhere in Western Europe. Such publication is expected to be made in the Financial Times and (if such Series is listed on the
                           ---------------
Luxembourg Stock Exchange) the Luxemburger Wort. Any notice to the holders of
                               ----------------
Notes by publication shall be deemed to have been given on the date of such publication, or if published in newspapers on different dates, on the date of the first such publication.

                  Notice to holders of any Notes denominated in French francs or denominated in another currency or currencies that are linked, directly or indirectly to French francs and that are listed on the Paris Bourse will be given by publication in a French language daily newspaper of general circulation in Paris (which is expected to be La Tribune Desfosses) and such notice will
                                  --------------------
comply with the applicable rules of the Paris Bourse.

                  Notice to holders of any Notes denominated in Dutch guilder that are listed on the Amsterdam Stock Exchange will be given by publication in a leading daily newspaper in the English language of general circulation in Amsterdam and London. So long as such Notes are listed on the Amsterdam Stock Exchange and the rules of such Exchange so require, such notice shall also be published in the Official Price List ("Officiele Prijscourant"). If publication in London or Amsterdam, as the case may be, is not practical, such publication shall be made elsewhere in Western Europe. Such publication is expected to be made in the Financial Times in London and the Het Financieele Dagblad in Amsterdam. Such notices will be deemed to have been given on the date of such publication or if published in such newspapers on different dates, on the date of the first such publication.

                  So long as no definitive Notes are in issue in respect of a particular Series, there may, so long as the global Note(s) for such Series is or are held in its or their entirety on behalf of Euroclear and Cedel Bank, and the Notes for such Series are not listed on the Luxembourg Stock Exchange or the Paris Bourse, as the case may be, (or if so listed, for as long as the Luxembourg Stock Exchange or the Paris Bourse, as the case may be, so permits), be substituted for such publication in such newspaper(s) the delivery of the relevant notice to Euroclear and Cedel Bank for communication by them to the holders of the Notes. Any such notice shall be deemed to have been given to the holders of the Notes on the seventh day after the day on which the said notice was given to Euroclear and Cedel Bank.

                  Notices to be given by a Noteholder shall be in writing and given by lodging the same, together with the relative Note or Notes, with the Agent. Whilst any Notes are represented by a global Note, such notice may be given by a Noteholder to the Agent via Euroclear and/or Cedel Bank, as the case may be, in such manner as the Agent and Euroclear and/or Cedel Bank may approve for this purpose.

                  21. Business Day. For the purposes of this Agreement,
                      ------------
"Business Day" shall mean, unless otherwise specified with respect to a particular Series of Notes, any day other than a Saturday or Sunday or any other day on which banking institutions are generally authorized or obligated by law or regulation to close in (i) the principal financial center of the country in which the relevant Issuer is incorporated, (ii) the principal financial center of the country of the currency in which the Notes are denominated, (iii) the place at which payment on such Note or coupon is to be made and (iv) London, England; provided, however, that with respect to Notes denominated in ECUs, such day is not a day that is a non-ECU clearing day as determined by the ECU Banking Association in Paris, France. For purposes of this definition, the principal financial center of the United States is New

York, the principal financial center of Australia is Sydney and the principal financial center of Canada is Toronto, Ontario.

                  22. Central Bank Reporting Requirements. In addition to its
                      -----------------------------------
other duties set forth in this Agreement, the Fiscal and Paying Agent is hereby designated as the relevant Issuer's and (in the case of Notes issued by GEC Australia or GEC Canada) the Guarantor's agent for the purpose of complying with notification, reporting or other applicable requirements of the various central banks or similar monetary authorities regulating Notes issued in Specified Currencies other than U.S. dollars. Without limiting the generality of the foregoing, at the date hereof such duties shall include the information reporting requirements of (i) the Japanese Ministry of Finance with respect to any Series of Notes where the Specified Currency is Japanese Yen, (ii) the German Bundesbank with respect to any Series of Notes where the Specified Currency is Deutschemarks, and (iii) the Bank of England with respect to any Series of Notes where the Specified Currency is Pounds Sterling.

                  23. Governing Law. THIS AGREEMENT, THE NOTES AND ANY COUPONS
                      -------------
APPERTAINING THERETO SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, U.S.A.

                  24. Consent to Service. Each Issuer and (in the case of Notes
                      ------------------
issued by GEC Australia or GEC Canada) the Guarantor has designated the Senior Vice President-Corporate Treasury and Global Funding Operation of each Issuer and the Guarantor as authorized agent for service of process in any legal action or proceeding arising out of or relating to the Fiscal Agency Agreement, the Notes or the Guarantees brought in any federal or state court in the Borough of Manhattan, the City of New York, State of New York and irrevocably submit to the non-exclusive jurisdiction of such courts for such purposes (and only for such purposes) as long as there are any outstanding Notes.

                  25. Counterparts. This Agreement may be signed in any number
                      ------------
of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Such counterparts shall together constitute but one and the same instrument.

                  26. Inspection of Agreement. A copy of this Agreement shall be
                      -----------------------
made available by the Fiscal and Paying Agent for inspection at all reasonable times at its office as stated in Section 19 and at the offices of the paying agents specified in the Notes.

                  27. Descriptive Headings. The descriptive headings in this
                      --------------------
Agreement are for convenience of reference only and shall not define or limit the provisions of this Agreement.

                  28. Provisions Binding on Successors. All the covenants,
                      --------------------------------
stipulations, promises and agreements in this Agreement contained by the relevant Issuer and (in the case of Notes issued by GEC Australia or GEC Canada) the Guarantor shall bind its successors and assigns whether so expressed or not.

                  29. Official Acts by Successor Corporation. Any act or
                      --------------------------------------
proceeding by any provision of this Agreement authorized or required to be done or performed by any board, committee or officer of the relevant Issuer or (in the case of Notes issued by GEC Australia or GEC Canada) the Guarantor shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of such Issuer or the Guarantor.

                  30. Severability. In case any provision in this Agreement or
                      ------------
in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provision shall not in any way be affected or impaired thereby.

                  IN WITNESS WHEREOF, the parties hereto, including GE Capital in its capacity both as Issuer and as Guarantor of Notes to be issued by GEC Australia or GEC Canada, have caused this Agreement to be duly executed as of the day and year first above written.




                           GENERAL ELECTRIC CAPITAL CORPORATION


                           By:/s/ Jeffrey S. Werner
                              ---------------------------------------------
                               Senior Vice President-Corporate Treasury
                               and Global Funding Operation


Attest:


/s/ Scott Cameron
------------------------
Assistant Secretary


                           GE CAPITAL AUSTRALIA LIMITED


                           By: /s/ Jeffrey S. Werner
                              ---------------------------------------------
                               Authorized Signatory


                           GENERAL ELECTRIC CAPITAL CANADA INC.


                           By: /s/ Jeffrey S. Werner
                              ---------------------------------------------
                               Authorized Signatory



THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), LONDON BRANCH,
                           as Fiscal and Paying Agent


                           By:  /s/ Chris Knowles
                               ----------------------------
                               Title: Second Vice President

                                                                       EXHIBIT A



                      GENERAL ELECTRIC CAPITAL CORPORATION
                          GE CAPITAL AUSTRALIA LIMITED
                      GENERAL ELECTRIC CAPITAL CANADA INC.

                EURO MEDIUM-TERM NOTES AND OTHER DEBT SECURITIES

                            ADMINISTRATIVE PROCEDURES

                                  JULY 2, 1996



                  The Euro Medium-Term Notes and other debt securities (the "Notes") are to be offered on a continuous basis by each of General Electric Capital Corporation ("GE Capital"), GE Capital Australia Limited ("GEC Australia") and General Electric Capital Canada Inc. ("GEC Canada") (each an "Issuer" and together the "Issuers"). Notes issued by GEC Australia or GEC Canada will be unconditionally and irrevocably guaranteed by GE Capital (the "Guarantor"). Each of Barclays de Zoete Wedd Limited, CS First Boston Limited, Goldman Sachs International, Merrill Lynch International, PaineWebber International (U.K.) Ltd., Swiss Bank Corporation, UBS Limited, CS First Boston
- Effectenbank Aktiengesellschaft, Goldman Sachs & Co. oHG, Merrill Lynch Bank AG, Schweizerische Bankgesellschaft (Deutschland) AG and Schweizerischer Bankverein (Deutschland) AG (each an "Agent") has agreed to solicit offers to purchase the Notes. The Notes may be issued in registered form without coupons ("Registered Notes"), in bearer form with or without coupons ("Bearer Notes"), or in any combination of any such registered or bearer forms. Bearer Notes initially will be represented by Temporary Global Notes and subsequently by Permanent Global Notes or individual definitive Bearer Notes or Registered Notes. The Notes are being sold pursuant to an amended and restated Euro MTN Distribution Agreement dated as of July 2, 1996 (the "Distribution Agreement") between each Issuer (including GE Capital in its capacity as Guarantor of Notes issued by GEC Australia or GEC Canada) and the Agents. In the Distribution Agreement, each Agent has agreed to use its best efforts to solicit purchases of the Notes. Each Agent, as principal, may purchase Notes for its own account and if it does so, the relevant Issuer, the Guarantor and such Agent will enter into a terms agreement, as contemplated by the Distribution Agreement. Each Issuer and the Guarantor has reserved the right in the Distribution Agreement from time to time to appoint one or more additional firms either to solicit purchases of Notes from the relevant Issuer by others or to purchase Notes directly from the relevant Issuer as principal for resale to others, and any reference herein to "Agent" shall include each such additional firm.

                  The Notes will be issued under an Amended and Restated Fiscal and Paying Agency Agreement dated as of July 2, 1996, between each Issuer (including GE Capital in its capacity as Guarantor of Notes issued by GEC Australia or GEC Canada) and The

Chase Manhattan Bank (National Association), London Branch, as fiscal agent (in such capacity, the "Fiscal Agent") and principal paying agent (in such capacity, the "Principal Paying Agent"), as supplemented from time to time (the "Fiscal Agency Agreement"). Unless otherwise specified with respect to a particular series of Notes, The Chase Manhattan Bank (National Association), London Branch, will also act as the authenticating agent (the "Authenticating Agent") for the Notes and will be the Registrar for the Registered Notes and will perform the duties specified herein and in the Fiscal Agency Agreement. The Chase Manhattan Bank (National Association), London Branch, will also act as Calculation Agent with respect to the Notes unless a different Calculation Agent is appointed by an Issuer or the Guarantor with respect to a specific series of Notes. If the relevant Issuer issues any Notes denominated in Hong Kong dollars, the Principal Paying Agent will act through one of its branches or agencies located outside of Hong Kong and will request of the Euroclear Operator and Cedel Bank (each as defined below) that the common depositary act through an office outside of Hong Kong, or as may otherwise be required by applicable laws or regulations. Each Issuer has appointed Kredietbank S.A. Luxembourgeoise in Luxembourg as listing agent (the "Listing Agent") for each series of Notes that is listed on the Luxembourg Stock Exchange. Series of Notes may be issued that will not be listed on any stock exchange. As used herein, the term "series of Notes" shall refer to all Notes having identical terms but for authentication date and public offering price, and the term "tranche of Notes" shall refer to all Notes having identical terms, including authentication date and public offering price.

                  Notes will bear interest at a fixed rate (the "Fixed Rate Notes"), which may be zero in the case of certain original issue discount notes (the "OID Notes"), or at floating rates (the "Floating Rate Notes"). The Notes will be issued in U.S. dollars or other currencies, including composite currencies such as the European Currency Unit (the "Specified Currency"). Each Bearer Note initially will be represented by a temporary global Note (each, a "Temporary Global Note") delivered to a common depositary located outside the United States (the "Depositary") for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System (the "Euroclear Operator") and Cedel Bank, societe anonyme ("Cedel Bank") and subsequently by a permanent global Note (each, a "Permanent Global Note") and/or one or more definitive Bearer Notes (each, a "Definitive Bearer Note") or, under certain circumstances, for definitive Registered Notes.

                  The Notes are described in an Offering Circular prepared by each Issuer (including GE Capital in its capacity as Guarantor of Notes issued by GEC Australia or GEC Canada) which may be amended from time to time (the "Offering Circular"). The terms of each tranche of Notes issued under the Fiscal Agency Agreement will be described in a supplement to the Offering Circular (each such supplement hereinafter referred to as a "Pricing Supplement"). The term "Offering Circular" is used herein to describe the Offering Circular together with the applicable Pricing Supplement unless the context otherwise required.

                  In case of any conflict between these Administrative Procedures and either the Distribution Agreement or the Fiscal Agency Agreement, the terms of the Distribution Agreement or the Fiscal Agency Agreement, respectively, shall govern. Terms used but not defined herein shall have the meanings assigned to them in the Distribution Agreement.

                            ADMINISTRATIVE PROCEDURES


                        Issuance:                  Bearer Notes. Each Bearer
                                                   ------------
                                    Note will be dated and issued as of the date of authentication by the Fiscal Agent. Each Note will bear an original issue date, which will be (i) with respect to a Temporary Global Note (or any portion thereof), the date of its original issue as specified in such Temporary Global Note or (ii) with respect to any Permanent Global Note or Definitive Bearer Note (or portion thereof) issued subsequently upon transfer or exchange of a Bearer Note or in lieu of a destroyed, lost or stolen Bearer Note, the original issue date of the predecessor Bearer Note, regardless of the date of authentication of such subsequently issued Bearer Note.

                                    Registered Notes. Except as described below,
                                    ----------------
                                    each Registered Note will be dated and
                                    issued as of the date of its authentication by the Authenticating Agent. Each Registered Note will bear an original issue date, which will be (i) with respect to an original Registered Note (or any portion thereof), its original issuance date (which will be the settlement date), (ii) with respect to any Registered Note (or portion thereof) issued subsequently upon transfer or exchange of a Registered Note or in lieu of a destroyed, lost or stolen Registered Note, the original issuance date of the predecessor Registered Note, regardless of the date of authentication of such subsequently issued Registered Note and
                                    (iii) with respect to any Registered Note
                                    (or portion thereof) issued in exchange for an interest in a Permanent Global Note, the last date on which interest was paid on such Permanent Global Note or any predecessor Note.

                     Registration:                    Registered Notes will be
                                    issued only in fully registered form without coupons.

                        Guarantee:                    Each Note issued by GEC
                                    Australia or GEC Canada will have the
                                    Guarantee of the Guarantor endorsed thereon.

                    Transfers and
                        Exchanges:                    Bearer Notes. Transfers
                                                      ------------
                                    of interests in a Temporary or Permanent
                                    Global Note will be made by the Euroclear
                                    Operator or Cedel Bank in accordance with its customary operating procedures. Title to definitive Bearer Notes and coupons will pass by physical delivery. The bearer of each coupon, whether or not attached to a definitive Bearer Note, shall be subject to and bound by all the provisions contained in the definitive Bearer Note to which such coupon relates. The bearer of any definitive Bearer

                                    Note and any coupon may, to the fullest
                                    extent permitted by applicable law, be
                                    treated at all times, by all persons and for all purposes as the absolute owner of such definitive Bearer Note or coupon, as the case may be, regardless of any notice of ownership, theft or loss or of any writing thereon. Bearer Notes may be exchanged, if so provided in the applicable Pricing Supplement, for Registered Notes.

                                    Registered Notes. A Registered Note may be
                                    ----------------
                                    presented for transfer or exchange at the corporate trust office of the Registrar or any Transfer Agent appointed under the Fiscal Agency Agreement. Registered Notes will be exchangeable for other Registered Notes having identical terms but different denominations without service charge. Registered Notes will not be exchangeable for Bearer Notes.

                       Maturities:                     Each Note will mature on
                                    a date from nine months to 60 years from its
                                    date of issue; provided, however, Notes
                                                   --------  -------
                                    denominated in Specified Currencies other than US dollars may be subject to restrictions on maturities as provided for in the Distribution Agreement or as otherwise may be required by regulations of the applicable central bank or similar monetary authority of the country issuing the Specified Currency.

               Specified Currency:                    The currency denomination
                                    with respect to any Note and the payment of interest and the repayment of principal with respect to any such Note shall be as set forth therein and in the applicable Pricing Supplement.

                    Denominations:                    Unless otherwise provided
                                    in the applicable Pricing Supplement, the following denominations shall apply:

                                            (a) Definitive Bearer Notes.
                                                -----------------------
                                            Definitive Bearer Notes will be
                                            issued in denominations of 100,000
                                            units, 10,000 units or 1,000 units
                                            of the Specified Currency indicated
                                            on the face of such Note;

                                            (b) Global Bearer Notes. Global
                                                -------------------
                                            Bearer Notes will be issued in
                                            denominations of 1,000 units of the
                                            Specified Currency indicated on the
                                            face thereof and integral multiples
                                            thereof;

                                            (c) Registered Notes. Registered
                                                ----------------
                                            Notes will be issued in
                                            denominations of 10,000 units of the
                                            Specified Currency indicated on the
                                            face of such Note or an integral
                                            multiple of 1,000 units of such
                                            Specified Currency in excess
                                            thereof;

                                            provided, however, Notes denominated
                                            --------  -------
                                            in Specified Currencies other than
                                            US Dollars may be subject to
                                            denomination restrictions as set
                                            forth in the Distribution Agreement
                                            or as otherwise may be required by
                                            regulations of the applicable
                                            central bank or similar monetary
                                            authority of the country issuing the
                                            Specified Currency.

Global Notes and Definitive Bearer
and Registered Notes:                       Until the 40th day following the
                                            date of issuance of any tranche of
                                            Bearer Notes or such other date as
                                            may be required to comply with the
                                            terms of Regulation S ("Regulation
                                            S") under the U.S. Securities Act of
                                            1933, as amended, as described in
                                            the Distribution Agreement (the
                                            "Exchange Date"), and until Final
                                            Certification (as defined below) in
                                            accordance with TEFRA D as described
                                            in the Distribution Agreement, such
                                            tranche of Bearer Notes will be
                                            represented by one or more Temporary
                                            Global Notes in bearer form without
                                            interest coupons. The relevant
                                            Issuer shall execute, and upon the
                                            instructions of the relevant Issuer
                                            the Authenticating Agent shall
                                            complete and authenticate, such
                                            Temporary Global Note upon the same
                                            conditions and in substantially the
                                            same manner, and with the same
                                            effect, as an individual definitive
                                            Bearer Note. On or prior to the
                                            settlement date (which will normally
                                            be the original issue date) with
                                            respect to such Notes, the
                                            Authenticating Agent shall deposit
                                            the Temporary Global Note with the
                                            Depositary in the manner specified
                                            below under "Settlement Procedures;
                                            Bearer Notes". The interest of each
                                            beneficial owner of Bearer Notes
                                            represented by such Temporary Global
                                            Note will be credited to the
                                            appropriate account with Cedel Bank
                                            or the Euroclear Operator, as
                                            specified below under "Interest --
                                            General; Bearer Notes".

                                            On or after the Exchange Date and
                                            provided that Final Certification
                                            (as described below) has occurred,
                                            the interest of the beneficial
                                            owners of the Notes represented by
                                            the Temporary Global Note shall be
                                            cancelled and such interests shall
                                            thereafter be
                                            represented by a Permanent Global
                                            Note or Definitive Bearer Notes or,
                                            if provided in the applicable
                                            Pricing Supplement, by definitive
                                            Registered Notes. The interest of
                                            each beneficial owner of Bearer
                                            Notes represented by a Permanent
                                            Global Note will be credited to the
                                            appropriate account with Cedel Bank
                                            or the Euroclear Operator.

                                            The beneficial owner of an interest
                                            in a Permanent Global Note may, at
                                            any time, upon 30 days' written
                                            notice to the Fiscal Agent as
                                            provided in the Fiscal Agency
                                            Agreement given by such beneficial
                                            owner through either Cedel Bank or
                                            the Euroclear Operator, as the case
                                            may be, exchange its beneficial
                                            interest in such Permanent Global
                                            Note for one or more Definitive
                                            Bearer Notes (or, if provided in the
                                            applicable Pricing Supplement, a
                                            Registered Note) equal in aggregate
                                            principal amount to such beneficial
                                            interest. Upon receipt by the Fiscal
                                            Agent of an initial request to
                                            exchange an interest in a Permanent
                                            Global Note for a Definitive Bearer
                                            Note or Notes, all other interests
                                            in such Permanent Global Note shall,
                                            so long as the Euroclear Operator
                                            and Cedel Bank shall so require, be
                                            exchanged for Definitive Bearer
                                            Notes. Such exchange shall occur at
                                            no expense to the beneficial owners
                                            as soon as practicable after the
                                            receipt of the initial request for
                                            Definitive Bearer Notes. After such
                                            exchange has occurred, all remaining
                                            interests in the temporary global
                                            Bearer Note will be exchangeable
                                            only for definitive Bearer Notes or
                                            (if so provided in the applicable
                                            Pricing Supplement) for definitive
                                            Registered Notes.

                                            In all events, Bearer Notes will be
                                            delivered by the Fiscal Agent only
                                            outside the United States.

                      Final Certification:                 Final Certification
                                            with respect to a Temporary Global
                                            Note shall mean the delivery by the
                                            Euroclear Operator or Cedel Bank, as
                                            the case may be, to the Fiscal Agent
                                            of a signed certificate (a
                                            "Clearance System Certificate") in
                                            substantially the form set forth in
                                            Exhibit B-1 to the Fiscal Agency
                                            Agreement with respect to the Notes
                                            being exchanged, dated no earlier
                                            than the Exchange Date for such
                                            Notes, to the effect that the
                                            Euroclear Operator or Cedel Bank, as
                                            the case may be, has received
                                            certificates ("Certificates of Non-
                                            U.S.

                                            Beneficial Ownership") in the form
                                            substantially set forth in Exhibit
                                            B-2 to the Fiscal Agency Agreement
                                            with respect to each of such Notes,
                                            which Certificates of Non-U.S.
                                            Beneficial Ownership shall be dated
                                            no earlier than ten days before the
                                            Exchange Date and shall be delivered
                                            by the account holders appearing on
                                            its records as entitled to such
                                            Notes.

                                 Interest:                 The following is a
                                            summary of terms of the Notes with
                                            respect to interest and is for
                                            informational purposes only; the
                                            terms of each Note as described in
                                            the Pricing Supplement and the
                                            Offering Circular shall govern in
                                            the case of any conflict with the
                                            provisions set forth below. Terms
                                            used but not defined herein shall
                                            have the meanings assigned to them
                                            in the Offering Circular.

                                            General: Bearer Notes. Interest on
                                            ---------------------
                                            each Bearer Note will accrue from
                                            and including the original issue
                                            date of such Note for the first
                                            interest period and from and
                                            including the most recent date to
                                            which interest has been paid for all
                                            subsequent interest periods. Each
                                            payment of interest on a Bearer Note
                                            will include interest accrued from
                                            and including the next preceding
                                            Interest Payment Date in respect of
                                            which interest has been paid (or
                                            from and including the date of
                                            issue, if no interest has been paid)
                                            to but excluding the Interest
                                            Payment Date; provided, however,
                                                          --------  -------
                                            that in the case of Floating Rate
                                            Notes on which the interest rate is
                                            reset daily or weekly, each interest
                                            payment will include interest
                                            accrued from and including the date
                                            of issue or from but excluding the
                                            fifteenth calendar day preceding the
                                            next preceding Interest Payment Date
                                            (whether or not such fifteenth
                                            calendar day is a Business Day),
                                            unless otherwise specified in the
                                            applicable Pricing Supplement; and
                                            provided, further, that interest in
                                            --------  -------
                                            respect of any Interest Payment Date
                                            on any interest in a Temporary
                                            Global Note for which Final
                                            Certification has not been made
                                            shall not be paid until the
                                            occurrence of the earlier of (1)
                                            Final Certification with respect to
                                            such interest in such Temporary
                                            Global Note and (2) in the case of
                                            an Interest Payment Date occurring
                                            between the original issue date and
                                            the Exchange Date, delivery by the
                                            Euroclear Operator or Cedel Bank, as
                                            the case may be, to the Fiscal Agent
                                            of a Clearing System Certificate
                                            dated no earlier than such Interest
                                            Payment

                                            Date to the effect that the
                                            Euroclear Operator or Cedel Bank, as
                                            the case may be, has received
                                            Certificates of Non-U.S. Beneficial
                                            Ownership with respect to such
                                            interests in the Temporary Global
                                            Note, which Certificates of Non-U.S.
                                            Beneficial Ownership shall have been
                                            dated no earlier than ten days
                                            before such Interest Payment Date
                                            and shall be signed by the account
                                            holders appearing on its records as
                                            entitled to such Notes.

                                            Fixed Rate Bearer Notes. Unless
                                            -----------------------
                                            otherwise specified in the
                                            applicable Pricing Supplement,
                                            interest payments on Fixed Rate
                                            Bearer Notes will be made
                                            semi-annually on March 15 and
                                            September 15 of each year and at
                                            maturity or upon any earlier
                                            redemption or repayment.

                                            Floating Rate Bearer Notes. Interest
                                            --------------------------
                                            payments will be made on Floating
                                            Rate Bearer Notes monthly,
                                            quarterly, semi-annually or
                                            annually. Except as provided below
                                            or as specified in the applicable
                                            Pricing Supplement, interest will be
                                            payable, in the case of Floating
                                            Rate Bearer Notes with a daily,
                                            weekly or monthly Interest Reset
                                            Date, on the third Wednesday of each
                                            month or on the third Wednesday of
                                            March, June, September and December,
                                            as specified pursuant to Settlement
                                            Procedure "A" below; in the case of
                                            Notes with a quarterly Interest
                                            Reset Date, on the third Wednesday
                                            of March, June, September and
                                            December of each year; in the case
                                            of Notes with a semi-annual Interest
                                            Reset Date, on the third Wednesday
                                            of the two months specified pursuant
                                            to Settlement Procedure "A" below
                                            and in the case of Notes with an
                                            annual Interest Reset Date, on the
                                            third Wednesday of the month
                                            specified pursuant to Settlement
                                            Procedure "A" below and, in each
                                            case, on the Maturity Date. If any
                                            such Interest Payment Date is not a
                                            Business Day, the provisions set
                                            forth under "Payments of Principal
                                            and Interest -- Bearer Notes" shall
                                            apply.

                                            General: Registered Notes. Interest
                                            -------------------------
                                            on each Registered Note will accrue
                                            from and including the original
                                            issue date of such Note for the
                                            first interest period and from and
                                            including the most recent date to
                                            which interest has been paid for all
                                            subsequent interest periods. Each
                                            payment of interest on a Registered

                                            Note will include interest accrued
                                            from and including the next
                                            preceding Interest Payment Date in
                                            respect of which interest has been
                                            paid (or from and including the date
                                            of issue, if no interest has been
                                            paid) to but excluding the Interest
                                            Payment Date, provided, however,
                                                          --------  -------
                                            that in the case of Floating Rate
                                            Notes which reset daily or weekly,
                                            interest payments will include
                                            interest from and including the date
                                            of issue or from but excluding the
                                            last Regular Record Date to which
                                            interest has been paid, as the case
                                            may be, through and including the
                                            Regular Record Date next preceding
                                            the Interest Payment Date, unless
                                            otherwise specified in the
                                            applicable Pricing Supplement; and
                                            provided, further, that at the
                                            --------  -------
                                            Maturity Date, the interest payable
                                            will include interest accrued to but
                                            excluding the Maturity Date.

                                            Fixed Rate Registered Notes. Unless
                                            ---------------------------
                                            otherwise specified in the
                                            applicable Pricing Supplement,
                                            interest payments on Fixed Rate
                                            Registered Notes will be made
                                            semi-annually on March 15 and
                                            September 15 of each year and at the
                                            Maturity Date; provided, however,
                                                           --------  -------
                                            that in the case of Registered Fixed
                                            Rate Notes issued between a Regular
                                            Record Date and an Interest Payment
                                            Date, the first interest payment
                                            will be made on the Interest Payment
                                            Date following the next succeeding
                                            Regular Record Date. Floating Rate
                                                                 -------------
                                            Registered Notes. Interest payments
                                            ----------------
                                            will be made on Floating Rate
                                            Registered Notes monthly, quarterly,
                                            semiannually or annually. Except as
                                            provided below or as specified in
                                            the applicable Pricing Supplement,
                                            interest will be payable, in the
                                            case of Floating Rate Registered
                                            Notes with a daily, weekly or
                                            monthly Interest Reset Date, on the
                                            third Wednesday of each month or on
                                            the third Wednesday of March, June,
                                            September and December, as specified
                                            pursuant to settlement procedure
                                            "AA" below; in the case of Notes
                                            with a quarterly Interest Reset
                                            Date, on the third Wednesday of
                                            March, June, September and December
                                            of each year; in the case of Notes
                                            with a semi-annual Interest Reset
                                            Date, on the third Wednesday of the
                                            two months specified pursuant to
                                            Settlement Procedure "AA" below; and
                                            in the case of Notes with an annual
                                            Interest Reset Date, on the third
                                            Wednesday of the month specified
                                            pursuant to Settlement Procedure
                                            "AA" below and, in each case, on the
                                            Maturity Date; provided, however,
                                                           --------  -------
                                            that in the
                                            case of Registered Floating Rate
                                            Notes issued between a Regular
                                            Record Date and an Interest Payment
                                            Date, the first interest payment
                                            will be made on the Interest Payment
                                            Date following the next succeeding
                                            Record Date. If any such Interest
                                            Payment Date is not a Business Day,
                                            the provisions set forth under
                                            "Payments of Principal and
                                            Interest -- Registered Notes"
                                            shall apply.


Disclosure under Interest                   In the case of Notes issued by GEC
Act (Canada)                                Canada, whenever it is necessary to
                                            compute any amount of interest in
                                            respect of the Notes for a period of
                                            less than a full year, such interest
                                            shall be calculated on the basis of
                                            a 360-day year consisting of 12
                                            months of 30 days each. For purposes
                                            only of disclosure under the
                                            Interest Act (Canada), the yearly
                                            rate of interest to which interest
                                            so calculated is equivalent is the
                                            interest rate set forth herein
                                            multiplied by a fraction the
                                            numerator of which is the number of
                                            days in the calendar year in which
                                            the same is to be ascertained and
                                            the denominator of which is 360.

Calculation of                              The following is a summary of terms
Interest:                                   of the Notes with respect to the
                                            calculation of interest and is for
                                            informational purposes only; the
                                            terms of each Note as described in
                                            the Pricing Supplement and the
                                            Offering Circular shall govern in
                                            the case of any conflict with the
                                            provisions set forth below. Terms
                                            used but not defined herein shall
                                            have the meanings assigned to them
                                            in the Offering Circular.

                                            Fixed Rate Notes. Unless otherwise
                                            ----------------
                                            specified in the applicable Pricing
                                            Supplement, interest on Fixed Rate
                                            Notes (including interest for
                                            partial periods) will be calculated
                                            on the basis of a 360-day year of
                                            twelve 30-day months.

                                            Floating-Rate Notes. Interest rates
                                            -------------------
                                            on Floating Rate Notes will be
                                            determined as set forth in the
                                            Offering Circular and the applicable
                                            Pricing Supplement. Interest on
                                            Floating Rate Notes will be
                                            calculated on the basis of actual
                                            days elapsed and a year of 360 days
                                            except that in the case of Treasury
                                            Rate Notes, interest will be
                                            calculated on the basis of the
                                            actual number of days in the year.

Payments of                                 The following is a summary of terms
Principal and Interest:                     of the Notes with respect to the
                                            payment of principal and interest
                                            and is for informational purposes
                                            only; the terms of each Note (as
                                            described in the Pricing Supplement
                                            and the Offering Circular) and the
                                            Fiscal Agency Agreement shall govern
                                            in the case of any conflict with the
                                            provisions set forth below. Terms
                                            used but not defined herein shall
                                            have the meanings assigned to them
                                            in the Fiscal Agency Agreement.

                                            Bearer Notes. Except as otherwise
                                            ------------
                                            provided in the Bearer Notes,
                                            payment of the principal amount of
                                            each Bearer Note at the Maturity
                                            Date thereof will be made only upon
                                            presentation and surrender of such
                                            Bearer Note to the Principal Paying
                                            Agent or any Paying Agent outside
                                            the United States. Such payment,
                                            together with payment of interest
                                            due at the Maturity Date of such
                                            Note, will be made in funds
                                            available for immediate use by the
                                            Principal Paying Agent or such
                                            Paying Agent and in turn by the
                                            holder of such Note. Bearer Notes
                                            presented to the Principal Paying
                                            Agent or a Paying Agent at the
                                            Maturity Date for payment will be
                                            cancelled or destroyed by such
                                            paying agent and delivered to the
                                            relevant Issuer with a certificate
                                            of cancellation or destruction, as
                                            applicable. All interest payments on
                                            a Bearer Note (other than interest
                                            due at the Maturity Date) will be
                                            made by check drawn on the Principal
                                            Paying Agent (or another person
                                            appointed by the Principal Paying
                                            Agent) and delivered to an address
                                            outside the United States by the
                                            Principal Paying Agent to the person
                                            entitled thereto or by wire transfer
                                            of immediately available to an
                                            account maintained by the payee with
                                            a bank located outside the United
                                            States.

                                            Except as specified in "Interest --
                                            General; Bearer Notes" above,
                                            interest on a Temporary Global Note
                                            or Permanent Global Note shall be
                                            payable to the beneficial owner
                                            thereof through credit to the
                                            account of such owner or of the
                                            custodian bank of such owner with
                                            Cedel Bank or the Euroclear
                                            Operator. Except as otherwise
                                            provided in the Bearer Notes,
                                            interest on a definitive Bearer Note
                                            shall be payable to the holder of
                                            the appropriate coupon appertaining
                                            thereto only upon presentation and
                                            surrender of such coupon at the
                                            office of the Principal Paying Agent
                                            or any other Paying Agent outside
                                            the United States.

                                            If any Interest Payment Date or the
                                            Maturity Date or redemption or
                                            repayment date of a Fixed Rate
                                            Bearer Note is not a Business Day,
                                            the payment due on such day shall be
                                            made on the next succeeding Business
                                            Day and no interest shall accrue on
                                            such payment for the period from and
                                            after such Interest Payment Date or
                                            Maturity Date, as the case may be.
                                            If any Interest Payment Date or the
                                            Maturity Date for any Floating Rate
                                            Bearer Note would fall on a day that
                                            is not a Business Day with respect
                                            to such Note, such Interest Payment
                                            Date or Maturity Date will be the
                                            following day that is a Business Day
                                            with respect to such Note, except
                                            that, in the case of a Bearer LIBOR
                                            Note, if such Business Day is in the
                                            next succeeding calendar month, such
                                            Interest Payment Date or Maturity
                                            Date, as the case may be, shall be
                                            the immediately preceding day that
                                            is a Business Day with respect to
                                            such Bearer LIBOR Note.

                                            Registered Notes. Except as
                                            ----------------
                                            otherwise provided in a Registered
                                            Note, the Principal Paying Agent
                                            will pay the principal amount of
                                            each Registered Note at the Maturity
                                            Date upon presentation and surrender
                                            of such Note to its offices. Such
                                            payment, together with payment of
                                            interest due at the Maturity Date of
                                            such Note, will be made in funds
                                            available for immediate use by the
                                            Principal Paying Agent and in turn
                                            by the holder of such Note.
                                            Registered Notes presented to the
                                            Principal Paying Agent at the
                                            Maturity Date for payment will be
                                            cancelled or destroyed and delivered
                                            to the relevant Issuer with a
                                            certificate of cancellation or
                                            destruction, as applicable. All
                                            interest payments on a Registered
                                            Note (other than interest due at the
                                            Maturity Date) will be made by check
                                            drawn on the Principal Paying Agent
                                            (or another person appointed by the
                                            Principal Paying Agent) and mailed
                                            by the Principal Paying Agent to the
                                            person entitled thereto as provided
                                            in such Note and the Fiscal Agency
                                            Agreement or by wire transfer of
                                            immediately available funds.
                                            Following each Regular Record Date,
                                            the Principal Paying Agent will
                                            furnish the relevant Issuer with a
                                            list of interest payments to be made
                                            on the following Interest Payment
                                            Date for each Registered Note and in
                                            total for all Registered Notes.
                                            Interest at the Maturity Date will
                                            be payable to the person to whom the
                                            payment of principal is payable.

                                            The Principal Paying Agent will
                                            provide monthly to the relevant
                                            Issuer lists of principal and
                                            interest, to the extent
                                            ascertainable, to be paid on
                                            Registered Notes maturing or to be
                                            redeemed in the next month. The
                                            Principal Paying Agent will be
                                            responsible for withholding taxes on
                                            interest paid on Registered Notes as
                                            required by applicable law.

                                            If any Interest Payment Date or the
                                            Maturity Date of a Fixed Rate
                                            Registered Note is not a Business
                                            Day, the payment due on such day
                                            shall be made on the next succeeding
                                            Business Day and no interest shall
                                            accrue on such payment for the
                                            period from and after such Interest
                                            Payment Date or Maturity Date, as
                                            the case may be. If any Interest
                                            Payment Date or the Maturity Date
                                            for any Floating Rate Registered
                                            Note would fall on a day that is not
                                            a Business Day with respect to such
                                            Note, such Interest Payment Date or
                                            Maturity Date will be the following
                                            day that is a Business Day with
                                            respect to such Note, except that,
                                            in the case of a Registered LIBOR
                                            Note, if such Business Day is in the
                                            next succeeding calendar month, such
                                            Interest Payment Date shall be the
                                            immediately preceding day that is a
                                            Business Day with respect to such
                                            Registered LIBOR Note.

Preparation of                              If any offer to purchase a tranche
Pricing Supplement:                         of Notes is accepted by or on behalf
                                            of the relevant Issuer, the relevant
                                            Issuer and (in the case of Notes
                                            issued by GEC Australia or GEC
                                            Canada) the Guarantor will prepare a
                                            pricing supplement (a "Pricing
                                            Supplement") reflecting the terms of
                                            such tranche of Note and will
                                            deliver the number of copies of such
                                            Pricing Supplement to the relevant
                                            Agent as such Agent shall request as
                                            soon as practicable, but in no event
                                            later than 5 Business Days following
                                            the date such offer to purchase
                                            Notes is accepted. The relevant
                                            Agent will cause such Pricing
                                            Supplement together with the
                                            Offering Circular to be delivered to
                                            each purchaser of such tranche of
                                            Note. In addition, the relevant
                                            Issuer shall forward the Pricing
                                            Supplement to the Fiscal Agent as
                                            soon as it becomes available but in
                                            no event later than the issue date.

                                            In each instance that a Pricing
                                            Supplement is prepared, the Agents
                                            receiving such Pricing Supplement
                                            will affix the Pricing Supplement to
                                            the Offering Circular prior to their
                                            use. Outdated Pricing Supplements,
                                            and
                                            the Offering Circular to which
                                            they are attached (other than those
                                            retained for files), will be
                                            destroyed.

                               Settlement:                 The receipt by the
                                            relevant Issuer of immediately
                                            available funds in exchange for the
                                            delivery of an authenticated
                                            Temporary Global Note to the
                                            Depositary in the manner described
                                            in "Settlement Procedures; Bearer
                                            Notes" below or an authenticated
                                            Registered Note delivered to the
                                            relevant Agent and such Agent's
                                            delivery of such Note against
                                            receipt of immediately available
                                            funds shall constitute "settlement"
                                            with respect to such Note. All
                                            orders accepted by the relevant
                                            Issuer will be settled on such date
                                            as the relevant Issuer and the
                                            purchaser shall agree upon.

Settlement Procedures;                      Settlement Procedures with regard to
                                            each Bearer Notes: Note sold by each
                                            Issuer to or through an Agent shall
                                            be as follows:

                                            A.       The relevant Agent will
                                                     advise the relevant Issuer
                                                     by telephone that such Note
                                                     is initially a Bearer Note
                                                     and of the following
                                                     settlement information:

                                                     1. Principal amount.

                                                     2. Maturity Date.

                                                     3. In the case of a Fixed
                                                        Rate Bearer Note, the
                                                        Interest Rate, the
                                                        frequency of interest
                                                        payments, and whether
                                                        such Note is an
                                                        Amortizing Note and, if
                                                        so, the amortization
                                                        schedule, or, in the
                                                        case of a Floating Rate
                                                        Bearer Note, the Initial
                                                        Interest Rate (if known
                                                        at such time), Interest
                                                        Payment Dates, Interest
                                                        Payment Period,
                                                        Calculation Agent, Base
                                                        Rate, Index Maturity,
                                                        Interest Reset Period,
                                                        Interest Reset Dates,
                                                        Spread or Spread
                                                        Multiplier (if any),
                                                        Minimum Interest Rate
                                                        (if any), Maximum
                                                        Interest Rate (if any)
                                                        and the Alternate Rate
                                                        Event Spread (if any).

                                                     4. Redemption or repayment
                                                        provisions, if any.

                                                     5. Settlement date and
                                                        time.

                                                     6. Issue Price.

                                                     7. Denominations.

                                                     8. Specified Currency.

                                                     9. Agent's commission, if
                                                        any, determined as
                                                        provided in the
                                                        Distribution Agreement.

                                                    10. Agent's account number
                                                        at Cedel Bank or the
                                                        Euroclear Operator.

                                                    11. Whether the Note is
                                                        issued with more than a
                                                        de minimis amount of
                                                        discount.

                                                    12. Whether the Note is an
                                                        Indexed Note, and if it
                                                        is an Indexed Note, the
                                                        Indexed Currency, the
                                                        Currency Base Rate and
                                                        the Determination Agent.

                                                    13. Whether the Note is a
                                                        Dual Currency Note, and
                                                        if it is a Dual Currency
                                                        Note, the Face Amount
                                                        Currency, the Optional
                                                        Payment Currency, the
                                                        Designated Exchange
                                                        Rate, the Option
                                                        Election Dates and the
                                                        Option Value Calculation
                                                        Agent.

                                                    14. If applicable, wire
                                                        transfer instructions
                                                        including name of
                                                        banking institution
                                                        where transfer is to be
                                                        made and account number.

                                                    15. Whether such Note is to
                                                        be listed on the
                                                        Luxembourg Stock
                                                        Exchange.

                                                    16. Any other applicable
                                                        terms.

                                            B.       The relevant Issuer will
                                                     advise the Fiscal Agent by
                                                     telephone or electronic
                                                     transmission confirmed in
                                                     writing at any time on the
                                                     sale date of the
                                                     information set forth in
                                                     Settlement Procedure A
                                                     above and shall give the
                                                     Fiscal Agent written
                                                     instructions to issue a
                                                     Temporary

                                                     Global Note (substantially
                                                     in the form set out in
                                                     Appendix 1). The relevant
                                                     Issuer will send a copy of
                                                     such instructions to the
                                                     relevant Agent or Agents.

                                                     The Fiscal Agent shall
                                                     telephone each of the
                                                     Euroclear Operator or Cedel
                                                     Bank with a request for a
                                                     security code for each
                                                     tranche agreed to be
                                                     issued, which security code
                                                     or codes will be notified
                                                     by the Fiscal Agent to the
                                                     relevant Issuer and the
                                                     relevant Agent or Agents.

                                                     The relevant Issuer and (in
                                                     the case of Notes issued by
                                                     GEC Australia or GEC
                                                     Canada) the Guarantor shall
                                                     prepare and cause to be
                                                     delivered to the Fiscal
                                                     Agent a Pricing Supplement
                                                     to the Offering Circular
                                                     describing the terms of the
                                                     particular tranche of
                                                     Notes.

                                            C.       In accordance with the
                                                     written instructions and
                                                     the applicable Pricing
                                                     Supplement, the Fiscal
                                                     Agent shall prepare and
                                                     authenticate a Temporary
                                                     Global Note for each
                                                     tranche which the relevant
                                                     Issuer has agreed to sell,
                                                     the settlement for which
                                                     tranche is to occur on the
                                                     settlement date. The
                                                     Temporary Global Note will
                                                     then be delivered to the
                                                     Depositary. The Fiscal
                                                     Agent will also give
                                                     instructions to the
                                                     Euroclear Operator or Cedel
                                                     Bank to credit the Notes
                                                     represented by such
                                                     Temporary Global Notes
                                                     delivered to such
                                                     Depositary to the Fiscal
                                                     Agent's distribution
                                                     account at the Euroclear
                                                     Operator or Cedel Bank, as
                                                     the case may be. The Fiscal
                                                     Agent will instruct the
                                                     Euroclear Operator or Cedel
                                                     Bank to debit, on the
                                                     settlement date, from the
                                                     distribution account of the
                                                     Fiscal Agent the number of
                                                     Notes of each Tranche with
                                                     respect to which the
                                                     relevant Agent has
                                                     solicited an offer to
                                                     purchase and to credit, on
                                                     the settlement date, such
                                                     Notes to the account of
                                                     such Agent with the
                                                     Euroclear Operator or Cedel
                                                     Bank against payment of the
                                                     issue price of such Notes.
                                                     Each relevant Agent shall
                                                     give corresponding
                                                     instructions to the
                                                     Euroclear Operator or Cedel
                                                     Bank.

                                            D.       The Euroclear Operator and
                                                     Cedel Bank shall debit and
                                                     credit accounts in
                                                     accordance with
                                                     instructions received by
                                                     them. The Fiscal Agent
                                                     shall pay the relevant
                                                     Issuer the aggregate net
                                                     proceeds received by it in
                                                     immediately available funds
                                                     via a transfer of funds to
                                                     the account of the relevant
                                                     Issuer with a bank selected
                                                     by such Issuer notified to
                                                     the Fiscal Agent from time
                                                     to time in writing.

  Settlement Procedures                              For sales by each Issuer of
  Timetable; Bearer Notes:                           Bearer Notes to or through
                                                     an Agent, Bearer Settlement
                                                     Procedures "A" through "D"
                                                     above shall be completed on
                                                     or before the respective
                                                     times set forth below:



                                     Settlement
                                     Procedure;
                                     Bearer Notes   Time
                                     ------------   ----

                                                     A    12:00 P.M. (NYC time)
                                                     three days before
                                                     settlement date

                                                     B    9:00 A.M. (London
                                                     time) two days before
                                                     settlement date

                                                     C    3:45 P.M. (London
                                                     time) on day before
                                                     settlement date

                                                     D    5:00 P.M. (NYC time)
                                                     on settlement date

Settlement Procedures;
Registered Notes:                           Settlement Procedures with regard to
                                            each Note sold by each Issuer to or
                                            through an Agent shall be as
                                            follows:

                                            AA.      The relevant Agent will
                                                     advise the relevant Issuer
                                                     by telephone that such Note
                                                     is a Registered Note and of
                                                     the following settlement
                                                     information:

                                            1.       Name in which such Note is
                                                     to be registered
                                                     ("Registered Owner").

                                            2.       Address of the Registered
                                                     Owner and address for
                                                     payment of principal and
                                                     interest.

                                            3.       Taxpayer identification
                                                     number of the Registered
                                                     Owner (if available); if a
                                                     taxpayer identification
                                                     number is not available,
                                                     the Agent shall request
                                                     that the purchasers of the
                                                     Notes prepare the
                                                     applicable form required by
                                                     the United States Internal
                                                     Revenue Code of 1986, as
                                                     amended (the "Code") and
                                                     cause such form to be
                                                     delivered to the Fiscal and
                                                     Paying Agent on or prior to
                                                     the settlement date.

                                            4.       Principal amount.

                                            5.       Maturity Date.

                                            6.       In the case of a Fixed Rate
                                                     Registered Note, the
                                                     Interest Rate, the
                                                     frequency of interest
                                                     payments and whether such
                                                     Note is an Amortizing Note
                                                     and, if so, the
                                                     amortization schedule, or,
                                                     in the case of a Floating
                                                     Rate Registered Note, the
                                                     Initial Interest Rate (if
                                                     known at such time),
                                                     Interest Payment Dates,
                                                     Interest Payment Period,
                                                     Calculation Agent, Base
                                                     Rate, Index Maturity,
                                                     Interest Reset Period,
                                                     Interest Reset Dates,
                                                     Spread or Spread Multiplier
                                                     (if any), Minimum Interest
                                                     Rate (if any), Maximum
                                                     Interest Rate (if any) and
                                                     the Alternate Rate Event
                                                     Spread (if any).

                                            7.       Redemption or repayment
                                                     provisions, if any.

                                            8.       Settlement date and time.

                                            9.       Issue Price.

                                           10.       Denominations.

                                           11.       Specified Currency.

                                           12.       Agent's commission, if any,
                                                     determined as provided in
                                                     the Distribution Agreement.

                                           13.       Whether the Note is issued
                                                     with more than a de minimis
                                                     amount of discount.

                                           14.       Whether the Note is an
                                                     Indexed Note, and if it is
                                                     an Indexed Note, the
                                                     Indexed Currency, the
                                                     Currency Base Rate and the
                                                     Determination Agent.

                                           15.       Whether the Note is a Dual
                                                     Currency Note, and if it is
                                                     a Dual Currency Note, the
                                                     Face Amount Currency, the
                                                     Optional Payment Currency,
                                                     the Designated Exchange
                                                     Rate, the Option Election
                                                     Dates and the Option Value
                                                     Calculation Agent.

                                           16.       If applicable, wire
                                                     transfer instructions,
                                                     including name of banking
                                                     institution where transfer
                                                     is to be made and account
                                                     number.

                                           17.       Whether such Note is to be
                                                     listed on the Luxembourg
                                                     Stock Exchange.

                                           18.       Any other applicable terms.

                                            BB.      The relevant Issuer will
                                                     advise the Fiscal Agent by
                                                     telephone or electronic
                                                     transmission (confirmed in
                                                     writing at any time on the
                                                     sale date) of the
                                                     information set forth in
                                                     Settlement Procedure "AA"
                                                     above.

                                            CC.      The relevant Issuer will
                                                     have delivered to the
                                                     Authenticating Agent an
                                                     executed Note. The
                                                     Authenticating Agent will
                                                     complete such Note and
                                                     authenticate such Note and
                                                     deliver it through the
                                                     Fiscal Agent (with the
                                                     confirmation) to the
                                                     relevant Agent, and such
                                                     Agent will acknowledge
                                                     receipt of the Note. Such
                                                     delivery will be made only
                                                     against such acknowledgment
                                                     of receipt and evidence
                                                     that instructions have been
                                                     given by such Agent for
                                                     payment to the account of
                                                     the relevant Issuer, in
                                                     funds available for
                                                     immediate use, of an amount
                                                     equal to the
                                                     price of such Note less
                                                     such Agent's commission, if
                                                     any; provided however, the
                                                          -------- -------
                                                     relevant Issuer and the
                                                     Fiscal Agent may agree on
                                                     different delivery
                                                     procedures for definitive
                                                     Registered Notes
                                                     denominated in Specified
                                                     Currencies other than U.S.
                                                     dollars. In the event that
                                                     the instructions given by
                                                     such Agent for payment to
                                                     the account of such Issuer
                                                     are revoked, such Issuer
                                                     will as promptly as
                                                     possible wire transfer to
                                                     the account of such Agent
                                                     an amount of immediately
                                                     available funds equal to
                                                     the amount of such payment
                                                     made.

                                                     The Principal Paying Agent
                                                     shall pay the relevant
                                                     Issuer the aggregate net
                                                     proceeds received by it in
                                                     immediately available funds
                                                     via a transfer of funds to
                                                     the account of the relevant
                                                     Issuer maintained at a bank
                                                     selected by such Issuer
                                                     notified to the Principal
                                                     Paying Agent from time to
                                                     time in writing.

                                            DD.      Unless the relevant Agent
                                                     purchased such Note for its
                                                     own account, such Agent
                                                     will deliver such Note
                                                     (with confirmation) to the
                                                     customer against payment in
                                                     immediately payable funds.
                                                     Such Agent will obtain the
                                                     acknowledgment of receipt
                                                     of such Note. If the
                                                     relevant Agent purchased
                                                     such Note for its own
                                                     account, such Agent will
                                                     accept delivery of such
                                                     Note against payment in
                                                     immediately available
                                                     funds, and will deliver an
                                                     acknowledgement of receipt
                                                     of such Note.

                                            EE.      Periodically, the Fiscal
                                                     Agent will send to the
                                                     relevant Issuer a statement
                                                     setting forth the principal
                                                     amount of the Registered
                                                     Notes outstanding as of
                                                     that date under the Fiscal
                                                     Agency Agreement and
                                                     setting forth a brief
                                                     description of any sales of
                                                     which such Issuer has
                                                     advised the Fiscal Agent
                                                     but which have not yet been
                                                     settled.

                            Settlement Procedures    For sales by the relevant
                            Timetable; Registered    Issuer of

                                                     Registered Notes to or
                                                     through an Agent,

                            Notes: Procedures "AA" through "DD" set forth above shall be completed on or before the respective times
                                                     (London Time) set forth
                                                     below:

                                   Settlement
                                   Procedure;
                                   Registered
                                   Notes          Time
                                   -----          ----







                                    Failure to Settle: Bearer Notes. If any
                                                       ------------
                                            Agent shall have advanced its own
                                            funds for payment against subsequent
                                            receipt of funds from the purchaser
                                            and if a purchaser shall fail to
                                            make payment for a Note, such Agent
                                            will promptly notify the relevant
                                            Issuer, the Fiscal Agent, the
                                            Principal Paying Agent, the
                                            Depositary and the Euroclear
                                            Operator and Cedel Bank by
                                            telephone, promptly confirmed in
                                            writing (but no later than the next
                                            Business Day). In such event, the
                                            relevant Issuer shall promptly
                                            instruct the Fiscal Agent to cancel
                                            the purchaser's interest in the
                                            appropriate Temporary Global Note
                                            representing such Note. Upon (i)
                                            confirmation from the Fiscal Agent
                                            in writing (which may be given by
                                            telex or telecopy) that the Fiscal
                                            Agent has cancelled such purchaser's
                                            interest in such Temporary Global
                                            Note and upon (ii) confirmation from
                                            such Agent in writing (which may be
                                            given by telex or telecopy) that
                                            such Agent has not received payment
                                            from the purchaser, the relevant
                                            Issuer will promptly pay to such
                                            Agent an amount in immediately
                                            available funds equal to the amount
                                            previously paid by such Agent in
                                            respect of such Bearer Note. Such
                                            payment will be made on the
                                            settlement date, if possible, and in
                                            any event not later than 12 noon
                                            (New York City time) on the Business
                                            Day following the settlement date.
                                            The

                                            Fiscal Agent and the Depositary
                                            will make or cause to be made such
                                            revisions to such Temporary Global
                                            Note as are necessary to reflect the
                                            cancellation of such portion of such
                                            Temporary Global Note.

                                            If a purchaser shall fail to make
                                            payment for the Note for any reason
                                            other than the failure of such Agent
                                            to provide the necessary information
                                            to the relevant Issuer as described
                                            above for settlement or to provide a
                                            confirmation to the purchaser within
                                            a reasonable period of time as
                                            described above, and if such Agent
                                            shall have otherwise complied with
                                            its obligations hereunder and in the
                                            Distribution Agreement, the relevant
                                            Issuer will reimburse such Agent on
                                            an equitable basis for such Agent's
                                            loss of the use of funds during the
                                            period when they were credited to
                                            account of such Issuer or the Fiscal
                                            Agent.

                                            Immediately upon such cancellation,
                                            the Fiscal Agent will make
                                            appropriate entries in its records
                                            to reflect the fact that a
                                            settlement did not occur with
                                            respect to such Note.

                                            Registered Notes. If a purchaser
                                            ----------------
                                            fails to accept delivery of and make
                                            payment for any Registered Note, the
                                            relevant Agent will notify the
                                            relevant Issuer and the Fiscal Agent
                                            by telephone and return such Note to
                                            the Fiscal Agent. Upon receipt of
                                            such notice, the relevant Issuer
                                            will immediately wire transfer to
                                            the account of such Agent an amount
                                            equal to the amount previously
                                            credited thereto in respect of such
                                            Note. Such wire transfer will be
                                            made on the settlement date, if
                                            possible, and in any event not later
                                            than the Business Day following the
                                            settlement date. If a purchaser
                                            shall fail to make payment for the
                                            Note for any reason other than the
                                            failure of such Agent to provide the
                                            necessary information to the
                                            relevant Issuer as described above
                                            for settlement or to provide a
                                            confirmation to the purchaser within
                                            a reasonable period of time as
                                            described above, and if such Agent
                                            shall have otherwise complied with
                                            its obligations hereunder and in the
                                            Distribution Agreement, then the
                                            relevant Issuer will reimburse such
                                            Agent or the Principal Paying Agent,
                                            as
                                            appropriate, on an equitable
                                            basis for its loss of the use of the
                                            funds during the period when they
                                            were credited to the account of such
                                            Issuer. Immediately upon receipt of
                                            the Registered Note in respect of
                                            which such failure occurred, the
                                            Principal Paying Agent will mark
                                            such Note "cancelled," make
                                            appropriate entries in the Principal
                                            Paying Agent's records and send such
                                            Note to the relevant Issuer.

                                            Notice of Issuance to The Listing
                                            Agent will provide information
                                            Luxembourg Stock with respect to
                                            each tranche of Notes to Exchange:
                                            be listed on the Luxembourg Stock
                                            Exchange to such Exchange and will
                                            advise the relevant Issuer and the
                                            relevant Agent in writing as to the
                                            effectiveness of the listing of such
                                            Notes by the close of business on
                                            the related settlement date. To the
                                            extent required by the Luxembourg
                                            Stock Exchange, the Agents will
                                            provide the Listing Agent with
                                            secondary market information
                                            regarding any tranche of Notes
                                            listed on the Luxembourg Stock
                                            Exchange and the Listing Agent will
                                            provide such information to the
                                            Luxembourg Stock Exchange.

                                 Listing:   The Listing Agent will, on a
                                            regular basis, provide the
                                            Luxembourg Stock Exchange with such
                                            information as such Exchange may
                                            require regarding any tranches of
                                            Notes that are listed on such
                                            Exchange and are issued and
                                            outstanding.

                                                                      APPENDIX 1
                                                                      ----------

                  FORM OF NOTICE TO THE PRINCIPAL PAYING AGENT
                  --------------------------------------------

To:               The Chase Manhattan Bank (National Association) London Office
                  Attention:  Manager, Corporate Trust Operations

Re: Amended and Restated Euro MTN Distribution Agreement dated as of July 2, 1996


Terms defined in the Administrative Procedures relating to the above-referenced Euro MTN Distribution Agreement have the same meanings therein.

We hereby confirm our telephone instruction to prepare, complete, authenticate and issue a Temporary Global Note in accordance with the terms of the Fiscal Agency Agreement, the Administrative Procedures and the Pricing Supplement and to give instructions to the Euroclear Operator and/or Cedel Bank in order for you to:

* Credit account of [Name of Agent] with [Euroclear/Cedel Bank]** with the following Bearer Notes:




         * Separate instructions are to be sent in respect of each offer accepted by the relevant Issuer. Repeat this information (numbering consecutively if Bearer Notes of more than one Tranche are to be issued to an Agent.

         ** Delete as appropriate.

                 [FORM OF CERTIFICATE TO BE GIVEN BY AN ACCOUNT
                HOLDER OF THE EUROCLEAR OPERATOR AND CEDEL BANK]

                                                                     EXHIBIT B-1
                                                                     -----------

                                   CERTIFICATE



                     [General Electric Capital Corporation]
                         [GE Capital Australia Limited]
                     [General Electric Capital Canada Inc.]
                 Euro Medium-Term Notes or Other Debt Securities

                    [Unconditionally Guaranteed as to Payment
                          of Principal and Interest by
                      General Electric Capital Corporation]

                  Represented by Temporary Global Note No. __.


         This is to certify that as of the date hereof, and except as set forth below, the above-captioned Notes held by you for our account [(A) are beneficially owned by persons that are not residents of Canada, except residents of Canada to whom the principal amount of Notes so beneficially owned has been sold and who acquired the same in compliance with the securities laws of Canada or of the applicable province or territory thereof; and (B)] (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States person(s)"), (ii) are owned by United States person(s) that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Notes through foreign branches of United States financial institutions and who hold the Notes through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer's agent that it will comply with the requirements of
Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Notes is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) such financial institution has not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

         As used herein, "United States" means the United States of America (including the States and the District of Columbia) and its "possessions" including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

         We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Notes held by you for our account in

                                                                     EXHIBIT B-1
                                                                     -----------
                                                                          Page 2


accordance with your Operating Procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

         This certification excepts and does not relate to $ _____ of such interest in the above Notes in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Notes (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

         We understand that this certification is required in connection with [certain securities laws of Canada and] certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated: _______________, 19
[To be dated no earlier than the 10th day before [insert date of Interest Payment Date prior to Exchange Date]
[insert date of redemption or acceleration prior to Exchange Date] [insert Exchange Date]]

                  [Name of Account Holder]


                  By:
                        (Authorized Signatory)

                  Name:
                  Title:

                       [FORM OF CERTIFICATE TO BE GIVEN BY
                     THE EUROCLEAR OPERATOR AND CEDEL BANK]

                                                                     EXHIBIT B-2
                                                                     -----------

                                   CERTIFICATE



                     [General Electric Capital Corporation]
                         [GE Capital Australia Limited]
                     [General Electric Capital Canada Inc.]
                 Euro Medium-Term Notes or Other Debt Securities

                    [Unconditionally Guaranteed as to Payment
                          of Principal and Interest by
                      General Electric Capital Corporation]

                 Represented by Temporary Global Note No. ____.


         This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in Exhibit B-1 to the Fiscal and Paying Agency Agreement, as of the date hereof, ___________ principal amount of the above-captioned Notes [(A) is beneficially owned by persons that are not residents of Canada, except residents of Canada to whom the principal amount of Notes so beneficially owned has been sold and who acquired the same in compliance with the securities laws of Canada or of the applicable province or territory thereof; and (B)](i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v) ("financial institutions") purchasing for their own account or for resale, or
(b) acquired the Notes through foreign branches of United States financial institutions and who hold the Notes through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

                                                                     EXHIBIT B-2
                                                                     -----------
                                                                          Page 2



         As used herein, "United States" means the United States of America (including the States and the District of Columbia) and its "possessions" including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

         We further certify (i) that we are not making available herewith for exchange any portion of the temporary global Note excepted as set forth herein and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith are no longer true and cannot be relied upon as the date hereof.

         We understand that this certification is required in connection with [certain securities laws of Canada and] certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated:                   , 19
[To be dated no earlier than
[insert date of Interest Payment Date prior to Exchange Date]
[insert date of redemption or acceleration prior to Exchange Date] [insert Exchange Date]]

                                 [MORGAN GUARANTY TRUST COMPANY
                                  OF NEW YORK, BRUSSELS OFFICE,
                                  as Operator of the Euroclear System]

                                 [CEDEL BANK, SOCIETE ANONYME ]


                                 By:

                [FORM OF CERTIFICATE TO BE GIVEN BY AN ACCOUNT
               HOLDER OF THE EUROCLEAR OPERATOR AND CEDEL BANK]

                EXHIBIT C-1
                -----------


                                   CERTIFICATE



                     [General Electric Capital Corporation]
                         [GE Capital Australia Limited]
                     [General Electric Capital Canada Inc.]
                 Euro Medium-Term Notes or Other Debt Securities

                    [Unconditionally guaranteed as to Payment
                          of Principal and Interest by
                      General Electric Capital Corporation]

                  Represented by Permanent Global Note No. __.


         This is to certify that as of the date hereof, and except as set forth below, the above-captioned Notes held by you for our account (i) are owned by person(s) requesting definitive [Registered/Bearer] Notes in exchange for their interests in the above-referenced permanent Global Note and (ii) such persons desire to exchange _____ principal amount of the above-captioned Notes for definitive [Registered/Bearer] Notes.

         We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Notes held by you for our account in accordance with your Operating Procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

         This certification excepts and does not relate to $ ____ of such interest in the above Notes in respect of which we do not desire to exchange for definitive Notes.


Dated: _______________, 19


                                            [Name of Account Holder]


                                            By:
                                                     (Authorized Signatory)
                                                     Name:
                                                     Title:

                       [FORM OF CERTIFICATE TO BE GIVEN BY
                     THE EUROCLEAR OPERATOR AND CEDEL BANK]

                                                                     EXHIBIT C-2
                                                                     -----------



                                   CERTIFICATE



                     [General Electric Capital Corporation]
                         [GE Capital Australia Limited]
                     [General Electric Capital Canada Inc.]
                 Euro Medium-Term Notes or Other Debt Securities

                    [Unconditionally Guaranteed as to Payment
                          of Principal and Interest by
                      General Electric Capital Corporation]

                 Represented by Permanent Global Note No. ____.


         This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in Exhibit C-1 to the Fiscal and Paying Agency Agreement relating to such Notes, as of the date hereof, ________ principal amount of the above-captioned Notes (i) is owned by person(s) requesting definitive [Registered/Bearer] Notes in exchange for their interests in the above-referenced permanent Global Note and (ii) such persons desire to exchange ______ principal amount of the above-captioned Notes for definitive [Registered/Bearer] Notes.

         We further certify (i) that we are making available herewith for exchange all interests in the permanent global Note and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the permanent global Note submitted herewith are no longer true and cannot be relied upon as the date hereof.


Dated: ______________, 19


                                  [MORGAN GUARANTY TRUST COMPANY
                                   OF NEW YORK, BRUSSELS OFFICE,
                                   as Operator of the Euroclear System]

                                  [CEDEL BANK, SOCIETE ANONYME]


                                  By:

                   [FORM OF GUARANTEE TO BE ENDORSED ON NOTES]

                                                                     EXHIBIT D-1
                                                                     -----------


1. FOR VALUE RECEIVED, GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (the "Guarantor"), hereby unconditionally and irrevocably guarantees to the holder of the Note upon which this guarantee is endorsed the due and punctual payment of any and all amounts required to be paid upon said Note according to its terms, when, where and as the same shall become due and payable, whether on an interest payment date, at maturity, upon redemption or purchase or otherwise, in accordance with the terms thereof. Terms and expressions defined in the Fiscal and Paying Agency Agreement dated as of July 2, 1996, as it may be amended or supplemented from time to time, among General Electric Capital Corporation, GE Capital Australia Limited, General Electric Capital Canada Inc. and The Chase Manhattan Bank (National Association), London Branch, (the "Fiscal Agency Agreement") and the Notes shall have the same meanings herein, except as otherwise defined herein or unless there is something in the subject matter or context inconsistent therewith.

2. (a) In case of failure by [GE Capital Australia Limited] [General Electric Capital Canada Inc.] or its successors or assigns (the "Issuer") punctually to pay any such amount, the Guarantor hereby agrees to cause such payment to be made punctually when, where and as the same shall become due and payable, whether at maturity, upon redemption or otherwise, and as if such payment were made by the Issuer. The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, legality or enforceability of the Note, the absence of any action to enforce the same, the waiver or consent by the holder of the Note with respect to any provisions thereof, the recovery of any judgment against the Issuer or any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

   (b) The Guarantor shall be subrogated to all rights of the holder of the Note against the Issuer in respect of any amounts paid by the Guarantor pursuant to the provisions of this Guarantee; provided that the Guarantor shall not be entitled to enforce or receive any payment arising out of, or based upon, such right of subrogation until all amounts due on or to become due on or in respect of all of the Notes shall have been paid in full or duly provided for.

   (c) The Guarantor hereby waives notice of acceptance of this Guarantee and also waives notice of nonpayment of any and all amounts payable or in respect of said Note or any part thereof.

   (d) This Guarantee is unsecured and ranks equally with all other unsecured and unsubordinated obligations of the Guarantor.

3. (a) The Guarantor will not merge or consolidate with any other corporation or sell, convey, transfer or otherwise dispose of all or substantially all of its properties to any other corporation, unless (i) either the Guarantor shall be the continuing corporation or the successor corporation (if other than the Guarantor) (the "successor corporation") shall be a corporation organized under the laws of the United States of America or of a state thereof and such successor corporation shall expressly assume the due and punctual payments of all amounts due under this Guarantee and the due and punctual performance of all of the covenants and obligations of the Guarantor under this Guarantee endorsed on all the Notes, by supplemental agreement satisfactory to the Fiscal and Paying Agent executed and delivered to such Fiscal and Paying Agent by the successor corporation and the Guarantor and (ii) the Guarantor or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale, conveyance, transfer or other disposition, be in default in the performance of any such covenant or obligation.

   (b) Upon any such merger or consolidation, sale, conveyance, transfer or other disposition, such successor corporation shall succeed to and be substituted for, and may exercise every right and power of and shall be subject to all the obligations of, the Guarantor under this Guarantee, with the same effect as if such successor corporation had been named as the Guarantor herein, and the Guarantor shall be released from its liability as Guarantor under this Guarantee and under the Fiscal Agency Agreement.

4. The Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Guarantee, and to constitute the same the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization and other laws of general application relating to or affecting the rights of creditors or by general principles of equity, including the limitation that specific performance, being an equitable remedy, is discretionary and may not be ordered, have been done and performed and have happened in due and strict compliance with all applicable laws.

5. This Guarantee shall be construed in accordance with and governed by the laws of the State of New York, United States of America.

6. This Guarantee is dated the date of the Note upon which it is endorsed.

         IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed.


                                                  GENERAL ELECTRIC CAPITAL
                                                       CORPORATION



                                                By:___________________________